FIRST INVESTORS LIFE LEVEL PREMIUM VARIABLE LIFE INSURANCE
(SEPARATE ACCOUNT B)
LEVEL PREMIUM VARIABLE LIFE INSURANCE POLICIES
ISSUED BY
FIRST INVESTORS LIFE INSURANCE COMPANY
95 Wall Street, New York, N.Y. 10005/(212) 858-8200

   INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROSPECTUS FOR FUTURE
REFERENCE.

   This Prospectus describes the Level Premium Variable Life Insurance Policy (the "Policy") offered by First Investors Life Insurance Company ("First Investors Life"). The purpose of the Policy is to provide life insurance coverage and to lessen the economic loss resulting from the death of the Insured.

   Policy premiums net of certain expenses ("net annual premiums") are paid into First Investors Life Level Premium Variable Life Insurance (Separate Account B) ("Separate Account B"). A Policyowner elects to have his or her net premiums paid into one or more of the nine subaccounts of Separate Account B ("Subaccounts"). The assets of each Subaccount are invested at net asset value in shares of a related series of First Investors Life Series Fund (the "Life Series Fund"), an open-end diversified management investment company. Target Maturity 2007 Fund and Target Maturity 2010 Fund are not offered to Policyowners of Separate Account B.

   The Policy is similar to a limited payment whole life insurance policy with a death benefit, level premiums, loan privileges and other features that are usually associated with a limited payment insurance policy. Unlike the usual whole life insurance policy, the Policy is "variable" because the amount of the insurance coverage and the cash values may increase or decrease depending on the investment performance of the chosen Subaccount or Subaccounts of Separate Account B.

   The death benefit during the first Policy year will be the face amount shown on the Policy (the "Guaranteed Insurance Amount"). On each Policy anniversary, the amount of coverage may increase or decrease depending on the investment results of the designated Subaccount or Subaccounts, but it will never be less than the Guaranteed Insurance Amount as long as there is no outstanding Policy loan and premiums are paid when due.

   The cash value of the Policy will vary from day to day, depending on the investment results of the designated Subaccount or Subaccounts, but with no guaranteed minimum. The Policyowner bears the entire investment risk and the Policy's cash value (not the death benefit) could decline to zero.

   Replacing existing insurance with the Policy described in this Prospectus may not be to your advantage because of, among other things, the cost of the Policy during the first few years.

   This Prospectus sets forth the information about the Policies and Separate Account B that a prospective investor should know before investing and should be kept for future reference.


          THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
              OR DISAPPROVED THESE SECURITIES OR PASSED UPON
            THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                   TO THE CONTRARY IS A CRIMINAL OFFENSE.

             THIS PROSPECTUS IS VALID ONLY WHEN ATTACHED TO THE
           CURRENT PROSPECTUS FOR FIRST INVESTORS LIFE SERIES FUND.

                The date of this Prospectus is April 30, 1998

                             CHARGES AND EXPENSES

     First Investors Life guarantees that it will not increase the amount of premiums, charges deducted from premiums and the charges to the Subaccount(s) for mortality and expense risks.

CHARGES DEDUCTED FROM PREMIUMS

     AMOUNT ALLOCATED TO SELECTED SUBACCOUNT. The amount allocated to the selected Subaccount(s) for a standard mortality risk Policy is the premium you pay less the premiums for any optional insurance benefits and less the charges listed below, which are allocated to First Investors Life's General Account.

     ANNUAL CHARGE. A $30 charge, which will be made in each Policy year, is for annual administrative expenses, including premium billing and collection, recordkeeping, processing death benefit claims, cash surrenders and Policy changes, reporting and other communications to Policyowners.

     ADDITIONAL FIRST YEAR ADMINISTRATIVE CHARGE. A charge in the first Policy year at the rate of $5 per $1,000 of initial face amount of insurance or a pro rata portion thereof, is made to cover administrative expenses in connection with the issuance of the Policy. Such expenses include medical examinations, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records.

     SALES LOAD. A charge, which is deemed to be a "sales load" as defined in the 1940 Act, not to exceed the following percentages of the annual premium, will be charged as follows:


       YEARS                 MAXIMUM PERCENTAGES
       -----                 -------------------
         1..........................30%
        2-4.........................10%
 5 and thereafter....................6%


     The amount of the "sales load" in any Policy year is not specifically related to sales expenses for that year.

     STATE PREMIUM TAX CHARGE. This charge is 2% of the premium. Premium taxes vary from state to state and the 2% rate is the average rate expected to be paid on premiums received in all states over the lifetime of the Insured covered by the Policy.

     RISK CHARGE. This is a maximum 1.5% charge of the premium, to cover the contingency that the Insured would die at a time when the guaranteed minimum death benefit exceeds the death benefit which would have been payable in the absence of the guaranteed minimum death benefit.

     OTHER CHARGES. The extra premium charged for sub-standard life insurance risk and the charge for premiums not paid on an annual basis is deducted from the gross premium upon receipt.

     Deductions and the accrual for the above charges begin on a Policy's issue date. For the fiscal year ended December 31, 1997, First Investors Life received $5,087,000 in sales charges.

EXPENSES CHARGED TO SEPARATE ACCOUNT B

     CHARGE FOR MORTALITY AND EXPENSE RISKS. First Investors Life makes a daily charge to each Subaccount for mortality and expense risks assumed by First Investors Life. The charge is computed at an effective annual rate of
 .50% of the value of the Subaccount's assets attributable to the Policies.

     The mortality risk assumed is that the Insured may live for a shorter period of time than estimated and, therefore, a greater amount of death benefits than expected will be payable in relation to the amount of the premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated.

     COST OF INSURANCE. After the net premium is placed into Separate Account B, a charge is made for the cost of insurance protection (see "Cost of Insurance Protection").

     CHARGES FOR INCOME TAXES. First Investors Life currently does not charge Separate Account B for its corporate Federal income taxes that may be attributable to Separate Account B. However, First Investors Life may make such a charge in the future. Charges for other applicable taxes attributable to Separate Account B may also be made (see "Charges for First Investors Life's Income Taxes").

EXPENSES CHARGED TO THE FUND

     BROKERAGE CHARGES. The Funds bear the cost of brokerage commissions, transfer taxes and other fees related to securities transactions.

     OTHER CHARGES. Each Subaccount purchases shares of the corresponding Fund at net asset value. The net asset value of those shares reflects management fees and expenses already deducted from the assets of the Fund. Those fees and expenses are described in detail in Life Series Fund's Prospectus.

                                GENERAL DESCRIPTION

FIRST INVESTORS LIFE INSURANCE COMPANY


     First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 ("First Investors Life"), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance, annuities and accident and health insurance. In addition to Separate Account B, First Investors Life also maintains First Investors Life Variable Annuity Fund A, First Investors Life Variable Annuity Fund C and First Investors Life Variable Annuity Fund D. Variable annuity contracts funded through those accounts are offered through their own prospectuses. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of First Investors Management Company, Inc. ("FIMCO" or "Adviser") and all of the outstanding stock of First Investors Life, First Investors Corporation ("FIC" or "Underwriter") and Administrative Data Management Corp., the transfer agent for Life Series Fund. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser and First Investors Life.



     First Investors Life assumes all of the insurance risks under the Policy and its assets support the Policy's benefits. At December 31, 1997, First Investors Life had assets of over $826 million and over $3.189 billion of life insurance in force. (See First Investors Life's financial statements under "Financial Statements.")


SEPARATE ACCOUNT B


     First Investors Life Level Premium Variable Life Insurance (Separate Account B), also known by its proprietary name, "Insured Series Plan" ("Separate Account B"), was established on June 4, 1985 under the provisions of the New York Insurance Law. Separate Account B is a separate investment account to which assets are allocated to support the benefits under the Level Premium Variable Life Insurance Policy (the "Policy") offered by First Investors Life. Separate Account B is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of Separate Account B.


     The assets of each subaccount of Separate Account B (the "Subaccount") are invested at net asset value in shares of the corresponding Fund (singularly, "Fund," and collectively, "Funds") of Life Series Fund. For example, the Blue Chip Subaccount invests in the Blue Chip Fund, the Government Subaccount invests in the Government Fund, and so on. Life Series Fund's Prospectus describes the risks attendant to an investment in each Fund.

     Any and all distributions received from a Fund will be reinvested to purchase additional shares of the distributing Fund at net asset value for the corresponding Subaccount. Accordingly, no capital distributions from the Policies are anticipated. Shares of the Funds in the Subaccounts will be valued at their net asset value.

     Separate Account B is divided into the following Subaccounts, each of which corresponds to the following Fund of Life Series Fund:


       SEPARATE ACCOUNT
         B SUBACCOUNT                            FUND
       ----------------                          ----
     Blue Chip Subaccount                    Blue Chip Fund
     Cash Management Subaccount              Cash Management Fund
     Discovery Subaccount                    Discovery Fund
     Government Subaccount                   Government Fund
     Growth Subaccount                       Growth Fund
     High Yield Subaccount                   High Yield Fund
     International Securities Subaccount     International Securities Fund
     Investment Grade Subaccount             Investment Grade Fund
     Utilities Income Subaccount             Utilities Income Fund


     The assets of Separate Account B are the property of First Investors Life. Each Policy provides that the portion of the assets of Separate Account B equal to the reserves and other liabilities under the Policy with respect to Separate Account B shall not be chargeable with liabilities arising out of any other business that First Investors Life may conduct. In addition to the net assets and other liabilities for the Policies, the assets of Separate Account B include amounts derived from expenses charged to Separate Account B by First Investors Life (see "Charges and Expenses"). From time to time these additional amounts will be transferred in cash by First Investors Life to its General Account. Before making a transfer, First Investors Life will consider any possible adverse impact that the transfer may have on Separate Account B.

     First Investors Life reserves the right, subject to compliance with applicable law, including approval of Policyowners if so required, (1) to invest the assets of Separate Account B in the shares of any investment companies or series thereof or any investment permitted by law; (2) to transfer assets determined by First Investors Life to be associated with the class of policies to which the Policies belong from Separate Account B to another separate account by withdrawing the same percentage of each investment in Separate Account B with appropriate adjustments to avoid odd lots and fractions; (3) to operate Separate Account B as a "management company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be First Investors Life or an affiliate;
(4) to deregister Separate Account B under the 1940 Act; and (5) to operate Separate Account B under the general supervision of a committee any or all the members of which may be interested persons (as defined in the 1940 Act) of First Investors Life or an affiliate, or to discharge the committee.

INVESTMENT OBJECTIVES AND RISK FACTORS

     When a Policy is purchased, the Policyowner decides to place the net premium (premium less certain deductions) into at least one but not more than five of the Subaccounts of Separate Account B to support the Policy's benefits, provided the allocation to any one Subaccount is not less than 10% of the net premium. The allocation is made on the Policy's issue date and at the beginning of each Policy year thereafter. A portion of the allocated amount covers the cost of insurance protection. Coverage under the Policy begins in accordance with the terms of the Conditional Receipt or the issue date of the Policy in accordance with the terms of the Policy. That Subaccount in turn invests in the corresponding Fund of Life Series Fund, as set forth above. Twice a year, at any time during the Policy year, the Policyowner may transfer all or part of the cash value from one Subaccount to another provided the cash value is not allocated to more than five of the Subaccounts, and provided the allocation to any one Subaccount is not less than 10% of the cash value. The transfer becomes effective on the date of receipt of the transfer request. Each Subaccount corresponds to a Fund of Life Series Fund.

     The net premium increases over time as charges and expenses decline. As an example, using the policies illustrated on pages 21 through 23, First Investors Life would allocate to the selected Subaccount(s) the following amounts for each Policy year:


                          MALE ISSUE     MALE ISSUE       MALE ISSUE
                            AGE 10         AGE 25           AGE 40
 BEGINNING                $600 ANNUAL   $1,200 ANNUAL   $1,800 ANNUAL
 OF POLICY                PREMIUM FOR    PREMIUM FOR      PREMIUM FOR
   YEAR                  STANDARD RISK  STANDARD RISK    STANDARD RISK
 ---------               -------------  -------------    -------------
1st...................      $170.81       $  508.46         $  927.23
2nd-4th...............       489.00        1,008.00          1,527.00
5th and later.........       513.00        1,056.00          1,599.00


     The investment objectives and general characteristics of each Fund of Life Series Fund which are offered to Policyowners of Separate Account B are set forth below. See "Life Series Fund." There is no assurance that the investment objective of any Fund of Life Series Fund will be realized. Because each Fund of Life Series Fund is intended to serve a different investment objective, each is subject to varying degrees of financial and market risks. When deciding which Subaccount to utilize, a Policyowner should consider that the Policy's investment return will affect the death benefit, the cash value and the loan value of the Policy.


     Because the Life Series Fund sells its shares to more than one separate account funding variable annuity contracts or variable life insurance policies, the possibility arises that violation of the Federal tax laws by another separate account investing in Life Series Fund could cause the Policies funded through Separate Account B to lose their tax-deferred status, unless remedial action were taken. There are also special risk factors which should be considered before taking advantage of the Policy Loan Privilege. These risk factors are discussed in the "Loan Provision" section of this prospectus.


LIFE SERIES FUND


     First Investors Life Series Fund is a diversified open-end management investment company registered under the 1940 Act. Life Series Fund consists of eleven separate Funds, nine of which are offered to Policyowners of Separate Account B. Target Maturity 2007 Fund and Target Maturity 2010 Fund, separate Funds of Life Series Fund, are not offered to Policyowners of Separate Account B. The shares of the Funds are not sold directly to the general public but are available only through the purchase of an annuity contract or a variable life insurance policy issued by First Investors Life.


     The investment objectives of each Fund of Life Series Fund which are offered to Policyowners of Separate Account B are as follows:

     BLUE CHIP FUND. The investment objective of Blue Chip Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index.

     CASH MANAGEMENT FUND. The objective of Cash Management Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Cash Management Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     DISCOVERY FUND. The investment objective of Discovery Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

     GOVERNMENT FUND. The investment objective of Government Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).

GROWTH FUND. The investment objective of Growth Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.


     HIGH YIELD FUND. The primary objective of High Yield Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities. Investments in high yield, high risk securities, commonly referred to as "junk bonds," may entail risks that are different or more pronounced than those involved in higher-rated securities. See "Description of Certain Securites, Other Investment Policies and Risk Factors -- High Yield Securities" in Life Series Fund's Prospectus.


     INTERNATIONAL SECURITIES FUND. The primary objective of International Securities Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income.
These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

     INVESTMENT GRADE FUND. The investment objective of Investment Grade Fund is to seek a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective primarily by investing, under normal market conditions, in debt securities of U.S. issuers that are rated in one of the four highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or, if unrated, are deemed to be of comparable quality by the Adviser.

     UTILITIES INCOME FUND. The primary objective of Utilities Income Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

     No offer is made of a Policy funded by the underlying Fund unless a current Life Series Fund Prospectus has been delivered. Each Fund of the Life Series Fund may be referred to as "Fund" or "Series" in the Policies. For more complete information about each of the Funds underlying Separate Account B, including management fees and other expenses, see Life Series Fund's Prospectus. The Prospectus details each Fund's investment goals, management strategies, investment restrictions, portfolio turnover rate, the market and financial risks of an investment in the Fund's shares, as well as, the risk of investing in a fund that sells its shares to other separate accounts including variable life insurance company separate accounts.

     It is important to read the Prospectus carefully before you decide to invest. Additional copies of Life Series Fund's Prospectus, which is attached hereto, may be obtained by writing to First Investors Life Insurance Company, 95 Wall Street, New York, New York 10005 or by calling (212) 858-8200. There can be no assurance that any of the objectives of the Funds will be achieved.

CHANGES IN FUND INVESTMENT POLICIES AND RESTRICTIONS

     The investment policies and restrictions of the Funds are set forth above and within Life Series

Fund's Prospectus. Fundamental policies of a Fund may not be changed without the approval of a majority vote of shareholders of that Fund in accordance with the 1940 Act. Policyholders investing in the Subaccount which invests in that Fund will have an opportunity to provide voting instructions in connection with any such vote (see "Voting Rights"). Changes in such investment policies may be made without such approval when required by state insurance regulatory authorities. The investment policies may not be changed if such change is disapproved by First Investors Life although any such disapproval may not be unreasonable. Such a change would be disapproved only if it violated state law or was prohibited by state regulatory authorities or if First Investors Life determined that the change would have an adverse effect on its general account because it would result in unsound or overly speculative investments. If First Investors Life disapproves a change, a summary of the change and the reasons for disapproval will be set forth in the Proxy Statement for Life Series Fund's next Meeting of Shareholders.

ADVISER


     First Investors Management Company, Inc. (the "Adviser") is the investment adviser of each Fund. The Adviser supervises and manages the investments and operations of each Fund, except for International Securities Fund and Growth Fund. The Adviser is a New York Corporation located at 95 Wall Street, New York, New York 10005. The Adviser serves as such under an advisory agreement dated June 13, 1994, which was approved, with respect to each Fund, by Life Series Fund's Board of Trustees and by the shareholders of each Fund. See Life Series Fund's Prospectus for the amount of advisory fees paid by each Fund for the fiscal year ended December 31, 1997.


SUBADVISER

     Wellington Management Company, 75 State Street, Boston, MA 02109 ("WMC" or "Subadviser"), has been retained by the Adviser and Life Series Fund on behalf of International Securities Fund and Growth Fund as each of those Fund's investment subadviser. The Subadviser serves as such under a subadvisory agreement dated June 13, 1994 which was approved by Life Series Fund's Board of Trustees and by the shareholders of the International Securities Fund and Growth Fund. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of International Securities Fund and Growth Fund, subject to the continuing oversight and supervision of the Adviser and the Fund's Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.

UNDERWRITER


     First Investors Life and Separate Account B have entered into an Underwriting Agreement with their affiliate, FIC, 95 Wall Street, New York, New York 10005. For the fiscal years ended December 31, 1995, 1996, and 1997, FIC received fees of $4,963,368, $5,207,230, and $4,360,945, respectively, in connection with the distribution of Policies in a continuous offering. First Investors Life has reserved the right in the Underwriting Agreement to sell the Policies directly. The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of the Underwriter or broker-dealers who have sales agreements with the Underwriter.

 YEAR 2000. Like other separate accounts, Separate Account B could be adversely affected if the computer and other information processing systems used by First Investors Life, the underlying Funds, the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. First Investors Life, the Funds, the Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Separate Account B. Nor can the Separate Account B estimate the extent of any impact.

                        THE VARIABLE LIFE POLICY

GENERAL

     The following discussion summarizes important provisions of the Policy offered by this Prospectus. Appendix I to this Prospectus contains summaries of other provisions. These discussions assume that premiums have been duly paid and there have been no Policy loans. The death benefit and cash value are affected if premiums are not duly paid or if a Policy loan is made. For information about a default in premium payment, see "Premiums-Default and Options on Lapse." For loan information, see "Loan Provision." Policy years and anniversaries will be measured from the Date of Issue, and each Policy year will commence on the anniversary of the Date of Issue. The Date of Issue will generally be the date on which the application is approved. The Date of Issue may be backdated to save age but it cannot be earlier than either (a) the date the application is signed or (b) a date 15 days prior to the date on which the application is approved.

DEATH BENEFIT

     The death benefit is the amount paid to the beneficiary at the death of the Insured. It will be the sum of the Guaranteed Insurance Amount (face amount of the Policy) plus, if positive, the variable insurance amount for each selected Subaccount as described below. The benefit will be increased to reflect any insurance on the life of the Insured added by rider and any premium paid which applies to a period of time beyond the Policy month in which the Insured dies. It will be reduced by any Policy loan and loan interest and any unpaid premium which applies to a period prior to and including the Policy month in which the Insured dies.

     Generally, payment is made within seven days after all claim requirements are received by First Investors Life at its Home Office. Interest is paid on death proceeds from the date of death until payment is made at the annual rate First Investors Life is paying under the payment option when proceeds are left on deposit with First Investors Life, or at a higher rate if required by law.

     THE GUARANTEED MINIMUM. The death benefit is guaranteed never to be less than the Policy's face amount. The Policy's face amount is constant throughout the life of the Policy. During the first Policy year, the death benefit is equal to the Guaranteed Insurance Amount. Thereafter, the death benefit is determined on each Policy anniversary, and it remains level during the following Policy year. The death benefit payable, therefore, depends on the Policy year in which the

Insured dies.

     THE VARIABLE INSURANCE AMOUNT. The death benefit is made up of two parts: the Guaranteed Insurance Amount and, if positive, the variable insurance amount for each selected Subaccount. The variable insurance amount reflects the investment results of the selected Subaccount(s). During the first Policy year, the death benefit is the Guaranteed Insurance Amount because the variable insurance amount is zero. On the first Policy anniversary, and on each anniversary thereafter, the investment results for the preceding Policy year are ascertained. If the net investment return on the Policy's benefit base ("Net Investment Return") for each selected Subaccount is 4%, then the variable insurance amount does not change. The "benefit base" is the amount at work earning a return under a Policy.

     If the Net Investment Return for each selected Subaccount for the preceding Policy year is greater than 4%, the variable insurance amount increases. If the Net Investment Return is less than 4%, the variable insurance amount decreases (but the death benefit never goes below the Guaranteed Insurance Amount). The variable insurance amount is set on each Policy anniversary and remains at that amount until the next Policy anniversary. The percentage change in the death benefit is not the same as the Net Investment Return.

     We call the amount by which the Net Investment Return is more or less than 4% the "investment return." The change in the variable insurance amount on a Policy anniversary equals the amount of insurance purchased under a Policy or the amount of insurance coverage cancelled under a Policy which results from positive or negative investment return, respectively. To calculate the change in the variable insurance amount, First Investors Life uses a net single premium per $1 of paid-up whole life insurance based on the Insured's age at the anniversary. Thus, if the investment return for a male age 25 is $100, positive or negative, the variable insurance amount will increase or decrease by $542 (see net single premium amounts on next page).

     For example, using the policy illustration for a male issue age 25 on Page 22, and assuming the 8% hypothetical gross annual investment return (equivalent to a Net Investment Return of approximately 6.55%), the change in the variable insurance amount on the 6th Policy anniversary and the change on the 12th Policy anniversary are calculated as follows:


                                                    CALCULATION OF CHANGE IN
                                                  VARIABLE INSURANCE ADJUSTMENT
                                                   AMOUNT AT END OF POLICY YEAR
                                                  ----------------------------
                                                          6           12
                                                      ---------   ----------
(1)  Cash Value End of Prior Year................     $4,972.00   $14,529.00
(2)  Net Premium.................................      1,056.00     1,056.00
(3)  Benefit Base Beginning of
     Current Policy Year: (1)+(2)................      6,028.00    15,585.00
(4)  Actual Net Investment Return
     (.064399) less the Base
     Rate of Return which is
     the Assumed Rate (.04)......................       .024399      .024399
(5)  Investment Return (3)x(4)...................        147.08       380.25
(6)  Net Single Premium at
     End of Current Year.........................       0.22416      0.27338
(7)  Change in Variable Insurance Adjustment
     Amounts (5) divided by (6)..................      $ 656.14   $ 1,390.92
Figures are rounded.

     It should be noted that, as shown in the table below, the net single premium increases as the Insured advances in age and thus larger dollar amounts of investment return are required each year to result in the same increases or decreases in the variable insurance amount.

     NET SINGLE PREMIUM. A Policy includes a table of net single premiums used to convert the investment return for a Policy into increases or decreases in the variable insurance amount. This purchase basis does not depend upon the risk classification of a Policy or any changes in the Insured's health after issue of a Policy. The net single premium will be lower for a Policy issued to a female than for a Policy issued to a male, as shown below.

                                           VARIABLE INSURANCE
                                            ADJUSTMENT AMOUNT
                  NET SINGLE PREMIUM      PURCHASED OR CANCELLED
     MALE        PER $1.00 OF VARIABLE         BY $1.00 OF
 ATTAINED AGE      INSURANCE AMOUNT          INVESTMENT RETURN
 ------------    ---------------------    ----------------------
      5                   $.09884                  $10.12
     15                    .13693                    7.30
     25                    .18452                    5.42
     35                    .25593                    3.91
     45                    .35291                    2.83
     55                    .47352                    2.11
     65                    .60986                    1.64


                                           VARIABLE INSURANCE
                                            ADJUSTMENT AMOUNT
                  NET SINGLE PREMIUM      PURCHASED OR CANCELLED
   FEMALE        PER $1.00 OF VARIABLE         BY $1.00 OF
 ATTAINED AGE      INSURANCE AMOUNT          INVESTMENT RETURN
 ------------    ---------------------    ----------------------

      5                   $.08195                  $12.20
     15                    .11326                    8.83
     25                    .15684                    6.38
     35                    .21872                    4.57
     45                    .30185                    3.31
     55                    .40746                    2.45
     65                    .54017                    1.85



     The variable insurance amount is cumulative and reflects the accumulation of increases and decreases from past Policy years. The amount may be positive or may be negative, depending on the investment performance of the designated Subaccount(s) during the time the Policy is in force. If, at the time of the Insured's death, the variable insurance amount is negative, then the insurance benefit is the Guaranteed Insurance Amount. Good investment performance must first offset any negative variable insurance amount before there can be a positive amount.

     An example of the death benefit using the policy illustration for a male issue age 25 on Page 22, and assuming the 8% hypothetical gross annual investment return (equivalent to a Net Investment Return of approximately 6.55%), the death benefit shown for the end of Policy year 5 would increase to the amount shown for the end of Policy year 6 for the Policy, as follows:


                          GUARANTEED
                           INSURANCE     VARIABLE
   VARIABLE LIFE            AMOUNT    +  INSURANCE  =    DEATH
       POLICY               MINIMUM        AMOUNT       BENEFIT
   -------------           ----------     ---------    --------
End of Policy Year 5....     $51,908        $1,489      $53,398
Increase................          --           657          657 (1.2% Increase)
End of Policy Year 6....     $51,908        $2,146      $54,055


     If, instead, the gross annual investment return in the year illustrated had been 0% (equivalent to a Net Investment Return of approximately -1.45%), the death benefit would have decreased by $1,464 (a 2.7% decrease), and the death benefit for the end of Policy year 6 would have been $51,934.

     At a given Net Investment Return rate, the dollar amount of an increase or decrease in the variable insurance amount is greater when assets in the Subaccount(s) supporting the death benefit under a Policy are greater. Therefore, the change in the variable insurance amount (which affects the change in the death benefit) is expected to be greater in the later Policy years when those assets are expected to be higher in relation to the death benefit, than in the early Policy years when those assets are relatively low.

     For example, as shown in the example above for a male issue age 25 assuming the 8% hypothetical gross annual investment return (equivalent to a Net Investment Return of approximately 6.55%), the death benefit for the end of Policy year 6 is 1.2% higher than the death benefit for the end of Policy year 5. The death benefit for that Policy at the end of Policy year 12, assuming the 8% hypothetical gross annual investment return, would be 2.4% higher than the death benefit for the end of Policy year 11 (not shown on Page 22), as follows:


                          GUARANTEED
                           INSURANCE     VARIABLE
   VARIABLE LIFE            AMOUNT    +  INSURANCE  =    DEATH
       POLICY               MINIMUM        AMOUNT       BENEFIT
   -------------           ----------     ---------    --------
End of Policy Year 11...     $51,908        $7,258      $59,166
Increase................          --         1,391        1,391 (2.4% Increase)
End of Policy Year 12...     $51,908        $8,649      $60,557


     Where a Policy's death benefit for a Policy year (after the first Policy year) was equal to the Guaranteed Insurance Amount because the variable insurance amount was negative, the death benefit would increase above the Guaranteed Insurance Amount on a Policy anniversary only if the Net Investment Return for the preceding Policy year was sufficiently greater than 4% to result in a positive variable insurance amount and, accordingly, a death benefit above the Guaranteed Insurance Amount. For example, assume the Policy for a male issue age 25 illustrated on Page 22 had a 0% hypothetical gross annual investment return for the first five Policy years (which results in a negative variable insurance amount). In order for there to be an increase in the death benefit above the Guaranteed Insurance Amount for Policy year 7 (the amount shown for the end of Policy year 6), the Net Investment Return for Policy year 6 would have to be at least 17.5%.

     NET INVESTMENT RETURN. On each Policy anniversary, the Net Investment Return of the designated Subaccount(s) is computed separately for each Policy. The Net Investment Return reflects the investment performance of each selected Subaccount from the first day of the Policy year until the last day of the Policy year. It reflects each Subaccount's:

     Investment income (net of Fund expenses);
     Plus realized and unrealized capital gains;
     Minus realized and unrealized capital losses;
     Minus charges, if any, for taxes;
     Minus a charge not exceeding .50% per year for mortality and expense risks.

     The method of calculating the Net Investment Return is detailed in the Policy. The Net Investment Return for a Policy year is not the same as the Net Investment Return for the Subaccount(s) for a calendar year unless a Policy's anniversary is the last day of the calendar year.

     VALUATION OF ASSETS. For purposes of computing the Net Investment Return, the value of the assets of each Subaccount are determined as of the close of business on each business day.

     First Investors Life daily calculates the asset valuation of each Subaccount. The net asset value of a Fund's share is determined by the Fund in the manner set forth in Life Series Fund's prospectus.

CASH VALUE

     AMOUNT OF CASH VALUE. The cash value of the Policy on any date is the sum of the cash value you have in each Subaccount in which you have invested. The amounts of the cash value you have in each Subaccount will vary daily depending on investment experience. The cash value of each Subaccount at the end of each Policy year is the amount of the tabular cash value attributable to the Subaccount(s) on that date plus or minus the net single premium for the current variable insurance amount attributable to the Subaccount(s) on that date. If the date is other than the Policy anniversary date, the cash value will be increased or decreased depending on the investment results of the Subaccount(s) selected for the time elapsed since the last Policy anniversary. This assumes that no premium is due and unpaid. In calculating the cash value, adjustments are made for the net premium, the investment results and the cost of insurance protection. (See below for an explanation of the Cost of Insurance Protection.)

     For example, using the Policy illustration for a male issue age 25 on Page 22, and assuming the 8% hypothetical gross annual investment return (equivalent to a Net Investment Return of approximately 6.55%), the cash value shown for the end of Policy year 5 would increase to the amount shown for the end of Policy year 6 for the Policy as follows:

 (1)  Cash Value End of Prior Year..............................    $4,972
 (2)  Net Premium...............................................     1,056
 (3)  Benefit Base Beginning of Current Policy Year 6: (1)+(2)..     6,028
 (4)  Actual Rate of Return.....................................   .064399
 (5)  Actual Investment Return (3)x(4)..........................       388
 (6)  Benefit Base End of Policy Year 6: (3)+(5)................     6,416
 (7)  Cost of Insurance During Policy Year 6....................        84
 (8)  Cash Value End of Policy Year 6: (6)-(7)..................     6,332


     The cash value is not guaranteed. The Policy offers the possibility of cash value appreciation resulting from good investment performance, although there is no assurance that such appreciation will occur. It is also possible, due to poor investment performance, for the cash value to decline to the point of having no value or, in fact, a negative value. Subsequent net premium payments and investment returns would be credited against the negative cash value. The Policyowner bears all the investment risk as to the amount of the cash value. It is unlikely that the Policy will have any cash value until the later months of the first Policy year (see "Additional First Year Administrative Charge"). The cash value stated in the illustrations on Pages 21 to 23 and Pages 33 to 35 are at the end of the Policy years shown, assuming the various hypothetical investment returns, the cash value as of the end of the preceding Policy year, adjusted to reflect the Net Investment Return of each Subaccount in which you have invested, the cost of the insurance protection and premiums paid since the Policy's last anniversary.

     TRANSFER RIGHTS. Twice a year, at any time during the Policy year, you may transfer part or all of your cash value from the Subaccounts you are in to any other Subaccounts provided the cash value is not allocated to more than five of the Subaccounts, and provided the allocation to any one Subaccount is not less than 10% of the cash value.

     SURRENDER FOR CASH VALUE. The Policyowner may surrender the Policy for its cash value at any time while the Insured is living. The amount payable will be the cash value next computed after the request is received at the Home Office of First Investors Life. On any Policy anniversary, a Policyowner may also make a partial surrender of the Policy. This is effected by reducing the premium amount. It is permitted only if there are no outstanding policy loans and the new modal premium due on the Policy anniversary has been paid. All requirements for a partial surrender must be received at the Home Office on or before the Policy anniversary. The partial surrender will be effective on the Policy anniversary. The amounts of the Guaranteed Insurance Amount (face amount of the Policy), death benefit and cash value for the reduced Policy will be the same as they would have been had the reduced premium been paid from inception. The portion of the cash value of the original Policy which is in excess of the cash value of the reduced Policy will be paid to the Policyowner as a surrender. The cash value of the reduced Policy will be allocated among the subaccounts in the same proportion as the cash value of the original Policy was allocated. Surrender will be effective on the date First Investors Life has received both the Policy and a written request in a form acceptable to First Investors Life. First Investors Life will usually pay the surrender value within seven days, but payment may be delayed if a recent payment by check has not yet cleared the bank, when First Investors Life is not able to determine the amount because the New York Stock Exchange is closed for trading or the Commission determines that a state of emergency exists or for such other periods as the Commission may by order permit for the protection of security holders. Interest will be paid if payment of the surrender value is delayed beyond seven days. In addition, under Federal tax laws withholding taxes may be deducted from the surrender value.

COST OF INSURANCE PROTECTION

     First Investors Life issues variable life insurance policies to individuals with standard mortality risks and to individuals with higher mortality risks, as permitted by First Investors Life's underwriting rules. A higher gross premium is charged for the person with the higher mortality risk. Given the same age, sex and insurance face amount, the net premium going into the Subaccount(s) is the same for the standard risk and the higher risk person. Also, the cost of insurance deducted from the Subaccount(s) (item 7 in the example above) would be the same for each such individual. First Investors Life uses the 1980 Commissioners' Standard Ordinary Mortality Table to actuarially compute the cost of insurance for each Policy, except mortality rates for extended term insurance are from the Commissioners' 1980 Extended Term Table. The cost is based on the net amount of insurance at risk (the Policy's face amount plus the variable insurance amount less the cash value) and the person's sex and attained age. The amount that is deducted each year is different because as the person's age increases the probability of death generally increases. The net amount of insurance at risk may decrease or increase each year depending on investment experience of the selected Subaccount(s).

LOAN PROVISION

     LOAN PRIVILEGE. The Policyowner may borrow up to 75% of the cash value during the first three Policy years or 90% of the cash value after the first three Policy years upon assignment to First Investors Life of the Policy as sole security. Interest will be charged daily at an effective annual rate of 6% compounded on each Policy anniversary. In general, the loan amount is sent within seven days of receipt of the request. Except when used to pay premiums, a new loan will not be permitted unless it is at least $100. The Policyowner may repay all or a portion of any loan and accrued interest while the Insured is living and the Policy is in force.

     EFFECTS OF LOANS. When a loan is taken out, a portion of the cash value equal to the loan is transferred from the Subaccount(s) to First Investors Life's General Account. The Loan is charged to each Subaccount in proportion to the investment in each Subaccount as of the date of the Policy loan. A Policy loan does not affect the amount of the premiums due. A Policy loan does, however, reduce the death benefit and cash value by the amount of the loan. It may also permanently affect the death benefit above the Guaranteed Insurance Amount and the cash value whether or not the loan is repaid in whole or in part. This is because the amount maintained in the General Account will not be credited with the Net Investment Return earned by Subaccount(s) during the period the loan is outstanding. Instead, it grows at the assumed interest rate of 4%, in accordance with the tabular cash value calculations as filed with the state insurance departments.

     A Policy loan will have a negative impact on the growth of the cash value during periods when the actual returns of the Subaccounts exceed the assumed rate of 4%. Recall that the death benefit is made up of two parts: the Guaranteed Insurance Amount and, if positive, the variable insurance amount (see "The Guaranteed Minimum" and "The Variable Insurance Amount"). The cash value, the Variable Insurance Amount and the death benefit in excess of the Guaranteed Insurance Minimum, if any, are dependent upon the Net Investment Return of the Subaccount(s). Thus, during periods of favorable investment return (a net rate of return greater than 4%), an outstanding Policy loan will result in lower Policy values than would have otherwise resulted in the absence of any indebtedness.

     For example, use the Policy for a male issue age 25 illustrated on Page 22, and assume the 8% gross annual investment return and that a $3,000 loan was made at the end of Policy year 9. For the end of Policy year 10, the death benefit and cash value would be $57,612 and $12,612, respectively. (The outstanding indebtedness would be deducted from these amounts upon death or surrender.) The differences between these amounts and the $57,898 death benefit and $12,685 cash value shown on Page 22 for Policy year 10 result because the portion of the cash value equal to the indebtedness which is transferred from the Subaccount(s) does not reflect the Subaccount(s) Net Investment Return of approximately 6.55%.

     Conversely, outstanding indebtedness will diminish the adverse effect on Policy values during a period of unfavorable investment return (a net rate of return less than 4%) because the portion of the cash value transferred from the Subaccount(s) to the General Account will grow at the assumed rate of 4%. Thus, a Policy loan can protect the cash value from decreasing if the Net Investment

Return is less than 4%.

     Interest will be charged daily at an effective annual rate of 6% compounded on each Policy anniversary. Interest is payable at the end of each Policy year and on the date the loan is repaid. If interest is not paid when due, the loan will be increased by that amount and an equivalent amount of cash value will be transferred from the Subaccount(s) to the General Account. Loan repayments will be credited to each Subaccount in proportion to the investment in each Subaccount as of the date of repayment.

     The amount of any outstanding loan plus interest is subtracted from the death benefit or the cash value on payment. Whenever the then outstanding loan with accrued interest equals or exceeds the cash value, the Policy terminates 31 days after notice has been mailed by First Investors Life to the Policyowner and any assignee of record at their last known addresses, unless a repayment is made within that period.

     Policy loans are taxable if a Policy is surrendered or terminates for any reason prior to the owner's death to the extent that they exceed cost basis. As a general rule the Policyowner is responsible for paying income taxes on the difference between the surrender value and total premiums paid. Any outstanding Policy loan will be added to the cash surrender value for the purpose of calculating income tax liability. A termination could occur if the total amount of outstanding loans exceeds the cash balance. An example might be adverse market conditions causing this to occur. Consult with your representative or tax advisor before taking Policy loans.

PREMIUMS

     ALLOCATION OF PREMIUM. At the time of application, the Policyowner decides to place his or her net premium (see "CHARGES AND EXPENSES--Charges Deducted from Premiums") into any one or more of the Subaccounts. The death benefit and cash value may increase or decrease depending on the investment performance of the chosen Subaccount(s).

     PAYMENT PERIODS AND FREQUENCY. Premiums are payable annually or may be paid more frequently as elected by the Policyowner. Payments are due on or before the due dates as specified in the Policy at the Home Office of First Investors Life. Premium payments received before they are due will be placed in First Investors Life's General Account. On the day the premium payment is due, the premium will be credited to the Subaccount(s) selected by the Policyowner. Premiums for the Policy are payable for twelve years. A refund will be made of premiums paid which are applicable to any period which extends beyond the end of the month in which the Insured's death occurs.

     LEVEL PREMIUMS. The level premiums act as an averaging device to cover expenses, which are highest in the early Policy years, and the cost of the mortality risk, which increases with age. Thus, in the early Policy years, premiums are higher than needed to pay death claims, while in the later years premiums are less than required to meet the death claims. Accordingly, the assets allocated to the Subaccount(s) in the early Policy years are used in part to support the expected death claims in those years, with the balance accumulated as a reserve to help meet the death claims in the later Policy years. Also, assets are allocated to First Investors Life's General Account to accumulate as a reserve to cover the contingency that the Insured will die at a time when the guaranteed minimum death benefit exceeds the death benefit which would have been payable in the absence of such guarantee. In setting its premium rates, First Investors Life took into consideration actuarial estimates of death and surrender benefits, lapses, expenses, investment experience and an amount to be contributed to First Investors Life's surplus.

     PREMIUM RATES. When payments are made on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting charges for loss of interest and additional billing and collection expenses. The additional charge is deducted from these premiums when they are received.

                           PREMIUMS ON INSTALLMENT BASIS
                       (AS A PERCENTAGE OF AN ANNUAL PREMIUM)
-----------------------------------------------------------------------
                                                     AGGREGATE PREMIUMS
FREQUENCY                     EACH PREMIUM           FOR POLICY YEAR
-----------------------------------------------------------------------
Annual. . . . . . . . . . .      100.00%                   100.00%
Semiannual. . . . . . . . .       51.00                    102.00
Quarterly . . . . . . . . .       26.00                    104.00
Pre-authorized Monthly. . .        8.83                    105.96


     Under a pre-authorized monthly plan, premiums are automatically paid by charges made against the Policyowner's bank account.

     AUTOMATIC PREMIUM LOAN PROVISION. Any premium not paid before the end of the grace period (described below) will be paid by charging the premium as a Policy loan against the Policy provided (1) the Automatic Premium Loan provision has been elected in the application for the Policy or is elected in writing and received by First Investors Life at its Home Office while no premium is in default and (2) the resulting Policy loan and loan interest to the next premium due date do not exceed the loan value.

     The Automatic Premium Loan Provision may be revoked at any time by written request from the Policyowner received by First Investors Life at its Home Office.

     DEFAULT AND OPTIONS ON LAPSE. A premium not paid on or before its due date is in default, but the Policy provides for a 31-day grace period for the payment of each premium after the due date. The insurance continues in force during the grace period, but, if the Insured dies during the grace period, the portion of the premium due which is applicable to the period from the premium due date to the end of the Policy month in which death occurs is deducted from the death benefit.

     Within 60 days after the date of default, if a Policy is not surrendered, the cash value less any loans and interest may be applied to purchase continued insurance. The options are for reduced paid-up whole life insurance or extended term insurance. Under the Policy, the extended term insurance option would be the automatic option if no other election was selected. However, that option is available only in standard risk cases. If the Policy was rated for extra mortality risks, the paid-up insurance will be the automatic option. Both options are for fixed life insurance and neither option requires the further payment of premiums.

     The reduced paid-up whole life insurance option provides a fixed and level amount of paid-up whole life insurance. The amount of coverage will be that which the surrender value on the date the option becomes effective will purchase. The extended term insurance option provides a fixed and level amount of term insurance equal to the death benefit (less any indebtedness) as of the date the option became effective.
The insurance coverage under this option will continue for as long a period as the surrender value on such date will purchase.

     For example, use the Policy for a male issue age 25 illustrated on Page 22 and assume the 0% and 8% hypothetical gross annual investment returns. If an option became effective at the end of Policy year 5, the fixed insurance coverage under these Policies would be as follows:

                                              0%                        8%
                                             ----                      ----
Cash Value. . . . . . . . . . . . . .       $  3,992                  $  4,972
Reduced Paid-up Insurance . . . . . .         18,406                    22,925
                                            for life                  for life
Extended Term Insurance . . . . . . .         51,908                    53,398
                                        for 25 years              for 28 years


     A Policy continued under either option may be surrendered for its cash value while the Insured is living. Loans are available under the reduced paid-up whole life insurance option, but not under the extended term insurance option.

     REINSTATEMENT. A Policy not surrendered for its cash value may be reinstated within five years from the date of default in accordance with the Policy. To reinstate, the Policyowner must present evidence of insurability acceptable to First Investors Life and must pay to First Investors Life the greater of (a) (i) all premiums from the date of default with interest to the date of reinstatement plus (ii) any Policy debt (plus interest to the date of reinstatement) in effect when the Policy was continued as paid up insurance or extended term insurance; or (b) 110% of the increase in cash value resulting from reinstatement. Any Policy debt that arose after the Policy was continued as paid up insurance and in effect immediately before reinstatement is then added to the greater of (a) or (b) to comprise the payment required. Interest is calculated at the rate of 6% per year compounded annually.

CANCELLATION RIGHTS

     The Policyowner has a limited right to cancel and return the Policy to First Investors Life. The Policyowner may examine the Policy and at any time within ten days after receipt of the Policy or notice of right of withdrawal, or within forty-five days after completion of Part I of the application for the Policy, whichever is later, return it to First Investors Life or to the agent of First Investors Life through whom it was purchased with a written request for cancellation and obtain a full refund of the premiums paid.

EXCHANGE PRIVILEGE

     Provided premiums are duly paid, within twenty-four months after the issue date shown in the Policy, the Policyowner may exchange the Policy for a permanent fixed life insurance policy specified in the Policy on the Insured's life. The Policyowner also may exchange the Policy for a fixed life insurance policy if a Fund changes its investment adviser or has a material change in its investment objectives or restrictions. Evidence of insurability is not required to exercise this privilege. The new policy will have a level face amount equal to the face amount of the Policy and the same benefit riders, issue dates and risk classification for the Insured as the Policy. Premiums for the new policy will be based on the premium rates for the new policy which were in effect on the Policy date. The Policyowner may elect either a continuous-premium policy or a limited-payment policy.

     In some cases, there may be a cash adjustment on exchange. The adjustment will be the Policy's surrender value minus the new policy's tabular cash value. If the result is positive, First Investors Life must pay the owner; if the result is negative, the owner must pay First Investors Life. First Investors Life will determine the amount of a cash adjustment as of the date the Policy and written request is received by First Investors Life at its Home Office.

     If a Policy is not issued for any reason, an applicant shall only be refunded the amount of the premium without interest.

     The foregoing description of Policy provisions is qualified by reference to a specimen of the Policy which has been filed as an exhibit to the Registration Statement of Separate Account B. Settlement options, optional insurance benefits and general provisions of the Policies are discussed under Appendix I.

                          ILLUSTRATIONS OF DEATH BENEFITS,
                        CASH VALUES AND ACCUMULATED PREMIUMS

     The tables on Pages 21 to 23 illustrate the way in which the Policy operates. They show how the death benefit and the cash value may vary over an extended period of time assuming the Subaccount(s) experience hypothetical rates of investment return (I.E., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 4% and 8%. The cash value on any day within a Policy year equals the cash value as of the end of the preceding Policy year, adjusted to reflect the Subaccount(s) Net Investment Return, the cost of the insurance protection and premiums paid since the Policy's last anniversary. The tables are based on annual premiums of $600, $1,200 and $1,800 to assist in a comparison of the death benefits and cash values under the Policy with those under other variable life insurance policies which may be issued by First Investors Life or other companies. The death benefit and cash value for the Policy would be different from those shown if premiums are paid more frequently than annually or if the actual rates of investment return applicable to the Policy averaged 0%, 4% or 8% over a period of years, but nevertheless fluctuated above or below that average for individual Policy years. Please refer to Pages 33 to 35 for additional illustrations of death benefits, cash values and accumulated premiums which assume a hypothetical gross annual investment return of 0%, 6% and 12%.


The constant gross annual rate of investment return of 0%, 4% and 8% is reduced by the following:

     1. A daily charge to the Subaccount(s) for mortality and expense risks equivalent to an annual charge of .50% at the beginning of each year.

     2. An investment advisory fee of 0.75% of each Fund's average daily net assets.

     3. Assumed other expenses of 0.20% of each Fund's average daily net assets.

     Taking into account all of these charges, the gross annual rates of investment return of 0%, 4%, and 8% correspond to net annual rates of approximately -1.45%, 2.55% and 6.55%, respectively. The assumed other expenses of .20% exceeds the arithmetic average of the actual other expenses of all of the Funds. Certain of the Funds had actual expenses in excess of
 .20%. As of December 31, 1997, International Securities Fund had other expenses of .38%. Absent reimbursement of a portion of the other expenses by the Adviser, Cash Management Fund would have had other expenses of .31%. There is no assurance that the Adviser will continue to reimburse other expenses for Cash Management Fund, or any other Fund, into the future. If these expenses were taken into account, the corresponding rates would be further reduced. The tables also reflect that no charge is currently made to the Subaccount(s) for First Investors Life's corporate Federal income taxes. However, First Investors Life may make such charges in the future which would require higher rates of investment return in order to produce after-tax returns of 0%, 4% and 8% (see "Charges for First Investors Life's Income Taxes").


     The second column of each table shows the amount which would be accumulated if the annual premium (gross amount) was invested to earn interest, after taxes, at 5% compounded annually. For a further discussion of illustrations of death benefits, cash values and accumulated premiums, see Appendix II.

     First Investors Life will furnish upon request a comparable illustration using the proposed Insured's age and the face amount or premium amount requested, and assuming that premiums are paid on an annual basis and the proposed Insured is a standard risk. In addition, a comparable illustration will be included at the delivery of the Policy if a purchase is made, reflecting the Insured's risk classification.

                                 MALE ISSUE AGE 10
                     $600 ANNUAL PREMIUM FOR STANDARD RISK (1)
               $39,638 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                                  TOTAL                    DEATH BENEFIT (2)                        CASH VALUES (2)
END OF                           PREMIUMS          ASSUMING HYPOTHETICAL GROSS (AFTER        ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY        PREMIUM           PAID PLUS           TAX) ANNUAL INVESTMENT RETURN OF          TAX) ANNUAL INVESTMENT RETURN OF
 YEAR           DUE           INTEREST AT 5%            0%            4%          8%              0%            4%          8%
------        --------        --------------        -----------------------------------        -----------------------------------
1             $600            $    630              $39,638        $39,638    $  39,673        $   138       $    145     $    152
2              600               1,291               39,638         39,638       39,798            586            617          650
3              600               1,986               39,638         39,638       40,014          1,023          1,098        1,176
4              600               2,715               39,638         39,638       40,321          1,450          1,585        1,730
5              600               3,481               39,638         39,638       40,720          1,889          2,104        2,339
6              600               4,285               39,638         39,638       41,213          2,316          2,629        2,981
7              600               5,129               39,638         39,638       41,799          2,734          3,163        3,658
8              600               6,016               39,638         39,638       42,479          3,143          3,707        4,374
9              600               6,947               39,638         39,638       43,253          3,547          4,263        5,132
10             600               7,924               39,638         39,638       44,120          3,946          4,832        5,936

15               0              11,608               39,638         39,638       49,496          4,473          6,382        9,133

20               0              14,816               39,638         39,638       55,625          4,010          6,971       12,064

25               0              18,909               39,638         39,638       62,507          3,610          7,646       15,998

30               0              24,133               39,638         39,638       70,244          3,244          8,369       21,173

Attained Age

65               0              81,723               39,638         39,638      126,226          1,685         11,721       76,980


(1)  Corresponds to $306.00 semiannually, $156.00 quarterly, or $52.98 monthly.

(2)  Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                                 MALE ISSUE AGE 25
                    $1,200 ANNUAL PREMIUM FOR STANDARD RISK (1)
               $51,908 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                                 TOTAL                       DEATH BENEFIT (2)                        CASH VALUES (2)
END OF                          PREMIUMS            ASSUMING HYPOTHETICAL GROSS (AFTER        ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY        PREMIUM           PAID PLUS            TAX) ANNUAL INVESTMENT RETURN OF          TAX) ANNUAL INVESTMENT RETURN OF
 YEAR           DUE           INTEREST AT 5%            0%            4%          8%               0%            4%          8%
------        --------        --------------        -----------------------------------        -----------------------------------
1             $1,200          $  1,260               $51,908        $51,908   $  51,973        $      409     $    429     $    449
2              1,200             2,583                51,908         51,908      52,154             1,308        1,385        1,462
3              1,200             3,972                51,908         51,908      52,451             2,197        2,366        2,543
4              1,200             5,431                51,908         51,908      52,864             3,076        3,375        3,695
5              1,200             6,962                51,908         51,908      53,398             3,992        4,459        4,972
6              1,200             8,570                51,908         51,908      54,054             4,897        5,572        6,332
7              1,200            10,259                51,908         51,908      54,832             5,791        6,713        7,778
8              1,200            12,032                51,908         51,908      55,732             6,673        7,882        9,315
9              1,200            13,893                51,908         51,908      56,754             7,544        9,080       10,949
10             1,200            15,848                51,908         51,908      57,898             8,404       10,308       12,685

15                 0            23,217                51,908         51,908      64,950             9,524       13,635       19,577

20                 0            29,631                51,908         51,908      72,999             8,504       14,836       25,762

25                 0            37,818                51,908          51,908     82,058             7,539       16,033       33,680

30                 0            48,266                51,908          51,908     92,259             6,628       17,185       43,687

Attained Age

65                 0            78,620                51,908          51,908    116,712             4,947       19,096       71,178


(1)  Corresponds to $612.00 semiannually, $312.00 quarterly, or $105.96 monthly.
(2)  Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                                 MALE ISSUE AGE 40
                    $1,800 ANNUAL PREMIUM FOR STANDARD RISK (1)
               $47,954 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)


                                 TOTAL                        DEATH BENEFIT (2)                        CASH VALUES (2)
END OF                          PREMIUMS             ASSUMING HYPOTHETICAL GROSS (AFTER        ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY        PREMIUM           PAID PLUS             TAX) ANNUAL INVESTMENT RETURN OF          TAX) ANNUAL INVESTMENT RETURN OF
 YEAR           DUE           INTEREST AT 5%            0%            4%          8%               0%            4%          8%
------        --------        --------------        -----------------------------------        -----------------------------------
1             $1,800          $  1,890              $47,954         $47,954     $48,027        $    762        $    799    $    835
2              1,800             3,874               47,954          47,954      48,206           2,097           2,225       2,355
3              1,800             5,958               47,954          47,954      48,492           3,406           3,678       3,964
4              1,800             8,146               47,954          47,954      48,883           4,689           5,161       5,667
5              1,800            10,443               47,954          47,954      49,386           6,020           6,747       7,549
6              1,800            12,856               47,954          47,954      49,999           7,328           8,367       9,543
7              1,800            15,388               47,954          47,954      50,724           8,615          10,023      11,656
8              1,800            18,048               47,954          47,954      51,560           9,884          11,717      13,898
9              1,800            20,840               47,954          47,954      52,509          11,137          13,450      16,276
10             1,800            23,772               47,954          47,954      53,571          12,375          15,225      18,798

15                 0            34,825               47,954          47,954      60,126          13,764          19,765      28,471

20                 0            44,447               47,954          47,954      67,618          11,963          20,956      36,545

25                 0            56,727               47,954          47,954      76,062          10,274          21,963      46,387

30                 0            72,399               47,954          47,954      85,589           8,695          22,699      58,095


Attained Age
65                 0            56,727               47,954          47,954      76,062          10,274          21,963      46,387


(1) Corresponds to $918.00 semi annually; $468.00 quarterly, or $158.94 monthly.
(2)  Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                             FEDERAL INCOME TAX STATUS

POLICY PROCEEDS

     The discussion herein is general in nature and not intended as tax advice. It is based upon First Investors Life's understanding of Federal income tax laws and regulations as they are currently interpreted. No representation is made regarding the likelihood of continuation of such laws and regulations or the current interpretations by the Internal Revenue Service. Any changes in such laws, regulations or in interpretations may be given retroactive effect. Moreover, no attempt is made to consider any applicable state or other (E.G., estate, gift, or inheritance) tax laws. Each interested person should consult his tax advisor concerning the matters set forth herein.

     First Investors Life believes that the Policy qualifies as a life insurance contract as defined in Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, the death benefit should be fully excludable from the beneficiary's gross income and the Policyowner should generally not be taxed on the cash values (including increments thereof) under the Policy, until its actual surrender. With respect to a corporate Policyowner, however, such "inside build-up" of the Policy may be subject to the alternative minimum tax.

     Qualification as a life insurance contract for Federal income tax purposes depends, in part, upon the satisfaction by Separate Account B of certain diversification requirements contained in Section 817(h) of the Code. The Adviser is expected to manage the assets of the Funds in a manner that complies with these diversification requirements, and under a special "look-through" rule, satisfaction of such requirements by the Funds will be attributed to Separate Account B. The look-through rule is applicable because all shares of the Funds comprising Life Series Fund will be owned only by Separate Account B (and similar accounts of First Investors Life or other insurance companies) and access to the Funds will be available exclusively through the purchase of Policies (and additional variable annuity or life insurance products of First Investors Life or other insurance companies). Fund shares also may be held by the Adviser provided such shares are being held in connection with the creation or management of the Fund and the Adviser does not intend to sell any Fund shares it owns to the general public. The Treasury Department has indicated that the diversification regulations do not provide guidance as to any circumstances in which a Policyowner's control over allocation of Separate Account B assets among underlying investments may cause an owner to be treated as the owner of those assets. Such treatment would result in current taxation of the owner on increases in the value of Separate Account B. We reserve the right to amend the Policy in any way necessary to avoid any such result. As of the date of this prospectus, no regulation or ruling has been issued on the subject, although the Treasury Department has informally indicated that a regulation or ruling could limit the number of underlying funds or the frequency of transfers among those funds. Such regulation or ruling may apply only prospectively, although retroactive effect is possible if the regulation is considered not to embody a new position. It is possible that future guidelines, if any, concerning diversification could restrict the rights of a Policyowner with respect to the selection of investment options.


     First Investors Life does not believe that any Policy will be characterized, at issuance, as a "modified endowment contract" within the meaning of Section 7702A of the Code. Section 7702A and the characterizations given thereunder generally apply to a Policy that was received in exchange for another that was issued, on or after June 21, 1988, but only if the policy surrendered in exchange therefor was deemed to be a modified endowment contract. A Policy that escapes characterization as a modified endowment contract may nonetheless be treated as such if a material term of the Policy, E.G., death benefits, is altered or if the Policy is converted from a term life insurance contract to a life insurance contract providing a different form of coverage (whether or not issued before June 21, 1988). If a Policy is treated as a modified endowment contract, then distributions thereunder (including the proceeds of any surrender or loan made under, or in result of a pledge or assignment of, the Policy), after the Policy becomes a modified endowment contract, or within two years prior thereto, will be includable in gross income and subject to regular Federal income taxation to the extent of the income in the Policy (basically, cash value less premium paid). An additional 10% tax will also be imposed on the taxable amount of any such portion, subject to certain exceptions.

     All modified endowment contracts issued by the same insurer (or affiliates) to the Policyowner during any calendar year generally will be treated as one Policy for the purpose of applying the modified endowment contract rules. You should consult your tax advisor if you have questions regarding the possible impact of the modified endowment contract rules on your Policy.

     If a Policy is not a modified endowment contract, any loans made under a Policy will be treated as indebtedness and no part of such loans will constitute income to the Policyowner, unless the Policy is surrendered or terminated for any reason prior to the Policyowner's death. See "Effects of Loans" on page 15 to 16 of this Prospectus. In addition, the interest on such loan generally will not be deductible.

     Upon surrender of a Policy, taxation of the Surrender Value will depend on the Payment Option that the Policyowner has selected. If payment is in one sum, the Policyowner will be taxed on the income in the Policy at the time payment is made. If payment is in installments, the Policyowner may be taxed (1) on all or a portion of each installment until the income in the Policy has been paid; (2) only after all investment in the Policy has been paid; or (3) on a portion of each payment. You should consult your tax advisor if you have questions about the taxation of a Policy surrender.

     Under the Code, income tax must generally be withheld from the taxable portion of the proceeds paid upon surrender of a Policy, unless the Policyowner notifies First Investors Life in writing, before the payment date, that such withholding is not to be made. Failure to withhold or withholding of an insufficient amount may subject the Policyowner to taxation. In addition, insufficient withholding and insufficient estimated tax payments may subject the Policyowner to penalties.

CHARGES FOR FIRST INVESTORS LIFE'S INCOME TAXES

     First Investors Life is taxed as a "life insurance company" under Subchapter L of the Code. Under the applicable provisions of the Code, First Investors Life will be required to include its variable life insurance operations in its Federal income tax return. Currently, no charges are made against the Subaccount(s) for First Investors Life's Federal income taxes attributable to the Subaccount(s). However, First Investors Life may make such charges in the future. First Investors Life may charge the Subaccount(s) for its Federal income taxes attributable to the Subaccount(s) when First Investors Life's tax treatment and obligations become clarified. Any such charges against a Subaccount would reduce its Net Investment Return.

     Under current laws, First Investors Life may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. After First Investors Life's Federal income tax treatment is clarified, or if prior to that time there is a material change in applicable state or local tax laws, charges for such taxes, if any, attributable to the Subaccount(s) may be made.

     If any tax charges are made in the future they will be accumulated daily and transferred from the Subaccount(s) to First Investors Life's General Account. Any investment earnings on tax charges accumulated in the Subaccount(s) will be retained by First Investors Life.

                                   VOTING RIGHTS

     First Investors Life will vote the shares of any Fund held in a corresponding Subaccount or directly, at any Fund shareholders meeting, in accordance with its view of present law. It will vote Fund shares held in any corresponding Subaccount as follows: shares attributable to Policyowners for which it receives instructions, in accordance with the instructions; shares attributable to Policyowners for which it does not receive instructions, in the same proportion that it votes shares held in the Subaccount for which it receives instructions; and shares not attributable to Policyowners, in the same proportion that it votes shares held in the Subaccount that are attributable to Policyowners and for which it receives instructions. First Investors Life will vote Fund shares held directly by it in the same proportion that it votes shares held in any corresponding Subaccounts that are attributable to Policyowners and for which it receives instructions, except where there are no shares held in any Subaccount it will vote its own shares as it deems appropriate. All of the shares of any Fund held by First Investors Life through a Subaccount or directly will be presented at any Fund shareholders meeting for purposes of determining a quorum.

     The number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner is determined by dividing the Subaccount's Accumulated Value by the net asset value of one Fund share. The number of votes that a Policyowner has the right to cast will be determined as of the record date established by Life Series Fund.

     Voting instructions will be solicited by written communication prior to the date of the meeting at which votes are to be cast. Each Policyowner having a voting interest in a Subaccount will be sent meeting and other materials relating to the Fund.

     First Investors Life reserves the right to proceed other than as described above, including the right to vote shares of any Fund in its own right, to the extent permitted by law.

     The voting rights described in this Prospectus are created under applicable Federal securities laws. To the extent that such laws or regulations promulgated thereunder eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, First Investors Life reserves the right to proceed in accordance with any such laws or regulations.



     OFFICERS AND DIRECTORS OF FIRST INVESTORS LIFE INSURANCE COMPANY

NAME                   OFFICE                   PRINCIPAL OCCUPATION FOR LAST 5 YEARS
----                   ------                   -------------------------------------
Jay G. Baris          Director                  Partner, Kramer, Levin, Naftalis &
                                                Frankel, New York, Attorneys; Secretary
                                                and Counsel, First Financial Savings
                                                Bank, S.L.A., New Jersey.


                      OFFICERS AND DIRECTORS OF FIRST INVESTORS LIFE INSURANCE COMPANY

NAME                     OFFICE                                             PRINCIPAL OCCUPATION FOR LAST 5 YEARS
----                     ------                                             -------------------------------------
Glenn T. Dallas          Director                           Retired since April 1996; Division President and Senior Vice President,
                                                            ADT Security Systems, Parsippany, New  Jersey, prior thereto.

William H. Drinkwater    First Vice                         First Vice President and Chief Actuary,
                         President and                      First Investors Life.
                         Chief Actuary

Lawrence M. Falcon       Senior                             Senior Vice President and Comptroller,
                         Vice President and Comptroller     First Investors Life.
Richard H. Gaebler       President                          President, First Investors Life.
                         and Director

George V. Ganter         Director                           Vice President, First Investors Asset Management Company, Inc.,
                                                            Portfolio Manager, FIMCO.

Robert J. Grosso         Director                           Director of Compliance, FIC since April 1997; Assistant Counsel since
                                                            January 1995; Business Consultant from August 1994 to January 1995;
                                                            Assistant Vice President and Assistant General Counsel, Alliance Fund
                                                            Distributors, Inc. from September 1993 to August 1994; Of Counsel, Law
                                                            Office of Richard S. Mazawey from May 1991 to September 1993.

Glenn O. Head            Chairman and Director              Chairman and Director, FICC, FIMCO and FIC.

Kathryn S. Head          Director                           President, FICC and FIMCO; Vice President and Director, FIC; President
                                                            and Director, First Financial Savings Bank, S.L.A.

Scott Hodes              Director                           Partner, Ross & Hardies, Chicago, Illinois, Attorneys.
Carol Lerner Brown       Secretary                          Assistant Secretary, FIC; Secretary, FIMCO and FICC.
William M. Lipkus        Vice President                     Chief Financial Officer, FIC since December 1997, FICC since June 1997;
                         and Chief Accounting Officer       Vice President, First Investors Life since May 1996; Chief Accounting
                                                            Officer since June 1992.

Jackson Ream             Director                           Senior Vice President, Nations Bank of Texas (formerly NCNB Texas
                                                            National Bank), Dallas, Texas.


Nelson Schaenen Jr.      Director                           Partner, Weiss, Peck & Greer, New York, Investment Managers.

Martin A. Smith          Vice President                     Vice President, First Investors Life since March 1998; Vice President,
                                                            The United States Life Insurance Company, prior thereto.

Ada M. Suchow            Vice President                     Vice President, First Investors Life.



                      OFFICERS AND DIRECTORS OF FIRST INVESTORS LIFE INSURANCE COMPANY

NAME                     OFFICE                                             PRINCIPAL OCCUPATION FOR LAST 5 YEARS
----                     ------                                             -------------------------------------
John T. Sullivan         Director                           Director, FIMCO and FIC; Of Counsel to Hawkins, Delafield & Wood,
                                                            New York, Attorneys.

     A fidelity bond in the amount of $5,000,000 covering First Investors Life's officers and employees has been issued by Gulf Insurance Company. A directors and officers liability policy in the amount of $3,000,000 covering First Investors Life's directors and officers has been issued by the Great American Insurance Companies.

                              DISTRIBUTION OF POLICIES

     The Policies distributed by First Investors Life are sold by insurance agents who are licensed to sell variable life insurance. These agents are paid a commission of 28.55% of the first year premium payment and 1% of the premium payments for years two through twelve.

     The Policies are offered for sale in Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, District of Columbia, Florida, Georgia, Iowa, Illinois, Indiana, Kentucky, Louisiana, Massachusetts, Maryland, Michigan, Minnesota, Missouri, Mississippi, North Carolina, Nebraska, New Jersey, New Mexico, New York, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, Tennessee, Texas, Utah, Virginia, Washington, West Virginia, Wisconsin and Wyoming.

                                     CUSTODIAN

First Investors Life, subject to applicable laws and regulations, is to be the custodian of the securities of the Subaccounts. First Investors Life will maintain the records and accounts of Separate Account B.

                                      REPORTS

     At least once each Policy year, First Investors Life shall mail a report to the Policyowner within 31 days after the Policy anniversary. The report shall be mailed to the last address known to First Investors Life. The report will show the death benefit, cash value and policy debt on the anniversary and any loan interest for the prior year. The report will also show the allocation of the investment base on that anniversary. No report will be sent if the Policy is continued as reduced paid-up or extended term insurance.

                                  STATE REGULATION

     First Investors Life is subject to the laws of the State of New York governing insurance companies and to regulations by the New York State Insurance Department. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operations of First Investors Life for the preceding year and its financial condition as of the end of such year.

     First Investors Life's books and accounts are subject to review by the Insurance Department at any time and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies except to determine compliance with the requirements of the New York Insurance Law. In addition, First Investors Life is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                                      EXPERTS

     The financial statements included in this Prospectus have been examined by Tait, Weller & Baker, independent certified public accountants, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

                         RELEVANCE OF FINANCIAL STATEMENTS

     The values of the interests of Policyowners under the Policies will be affected solely by the investment results of the Subaccount(s). The financial statements of First Investors Life as contained herein should be considered only as bearing upon First Investors Life's ability to meet its obligations to Policyowners under the Policies, and they should not be considered as bearing on the investment performance of the Subaccount(s).

                        APPENDIX I - OTHER POLICY PROVISIONS

SETTLEMENT OPTIONS

     In lieu of a single sum payment of Policy proceeds on death or surrender, an election may be made to apply all or a portion of the proceeds under any one of the fixed benefit settlement options provided in the Policy. Tax consequences may vary depending on the settlement option chosen. The options are stated below.

     PROCEEDS LEFT AT INTEREST. Left on deposit to accumulate with First Investors Life with interest payable at a rate of 2 1/2% per year.

     PAYMENT OF A DESIGNATED AMOUNT. Payable in installments until proceeds applied under the option and interest on unpaid balance at 2 1/2% per year and any additional interest are exhausted.

     PAYMENT FOR A DESIGNATED NUMBER OF YEARS. Payable in installments for up to 25 years, including interest at 2 1/2% per year. Payments may be increased by additional interest which would be paid at the end of each installment year.

     LIFE INCOME OPTION, GUARANTEED PERIOD. Payments are guaranteed for 10 or 20 years, as elected, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest.

     LIFE INCOME, GUARANTEED RETURN. The sum of the payments made and any payments due at the death of the person on whom the payments are based will never be less than the proceeds applied.

     LIFE INCOME ONLY. Payments will be made only while the person on whom the payments are based is alive.

OPTIONAL INSURANCE BENEFITS

     On payment of an additional premium and subject to certain age and insurance underwriting requirements, the following optional provisions, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

     ACCIDENTAL DEATH BENEFIT. The Accidental Death Benefit rider is available at issue ages 0 to 60. It provides for an additional fixed amount of death benefit in the event the Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Insured attains age 70. The premium is $1.75 per $1,000 of benefit and is payable for 12 years. The amount of the benefit that will be issued is equal to the face amount of the Policy but cannot exceed an amount equal to $200,000 minus the sum of the Insured's Accidental Death Benefit coverage in all companies.

     12 YEAR LEVEL TERM RIDER. The 12 Year Level Term Insurance rider is available at ages 18 to 58 for an amount equal to the Policy face amount. The rider is convertible, without evidence of insurability, for an amount up to the face amount of the rider to a new Policy or other permanent plan of insurance at any time during the 12 year of rider coverage but not later than the Policy anniversary when the Insured attains age 65.

     WAIVER OF PREMIUM.  The Waiver of Premium rider is available at ages 15 to
55. It provides that, in the event of the Insured's total disability which (a) commences before the Policy anniversary when the Insured attains age 60 and (b) continues for six months, the Company will waive all premiums falling due after the date of commencement of the disability as long as such disability continues.

     PAYOR BENEFIT. The Payor Benefit rider is available on Policies where the Insured is age 0 to 14 and the Applicant is age 18 to 55. It provides insurance on the life of the Applicant who is responsible for paying the premiums. If the Applicant dies or becomes disabled before reaching age 60 and before the Insured is age 21, all premiums which become due before the Insured's age 21 will be waived by the Company.

GENERAL PROVISIONS

     BENEFICIARY. The beneficiary is as designated in the application for the Policy, unless thereafter changed by the Policyowner during the Insured's lifetime. A change of designation may be made by filing a written request with the Home Office of First Investors Life in a form acceptable to First Investors Life.

     ASSIGNMENT. The Policy may be assigned by the Policyowner but no assignment shall be binding on First Investors Life unless it is in writing and filed with First Investors Life at its Home Office. First Investors Life will assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary shall be subordinate to the interest of any assignee, regardless of when the assignment was made and the assignee shall receive any sum payable to the extent of his or her interest.

     AGE AND SEX. If the age or sex of the Insured has been misstated, the benefits available under the Policy will be those which the premiums paid would have purchased for the correct age and sex.

     SUICIDE. If the Insured commits suicide within two years from the Policy's date of issue, the liability of First Investors Life under the Policy will be limited to all premiums paid less any indebtedness.

     INCONTESTABILITY. Except for nonpayment of premiums, the validity of the Policy and its riders will not be contestable after it has been in force during the lifetime of the Insured for two years from the Date of Issue.

     GRACE PERIOD. A Grace Period of thirty-one days will be allowed for payment of each premium after the first. The Policy will continue in force during the Grace Period unless surrendered.

     PAYMENTS AND DEFERMENT. Payment of the death benefit or surrender value or loan proceeds will usually be made within seven days after receipt by First Investors Life of all documents required for such payments. However, payment may be delayed if the amount cannot be determined because the New York Stock Exchange is closed for trading or the Commission determines that a state of emergency exists.

     Under a Policy continued as paid-up or extended term insurance, the payment of the surrender value or loan proceeds may be deferred for up to six months. If the payment is postponed more than thirty days, interest at a rate of not less than 3% will be paid on the Surrender Value. The interest will be paid from the date of surrender to the date payment is made.

     DIVIDENDS. The Policies do not provide for dividend payments and therefore are considered "non-participating" in the earnings of First Investors Life.

                                    APPENDIX II
                    ADDITIONAL ILLUSTRATIONS OF DEATH BENEFITS,
                        CASH VALUES AND ACCUMULATED PREMIUMS

     Tables on Pages 33 to 35 illustrate the way in which a Policy operates. They show how the death benefit and the cash value may vary over an extended period of time assuming hypothetical rates of investment return for the Subaccount(s) equivalent to constant gross annual rates of 0%, 6% and 12%. The table on Page 33 is based on an annual premium of $600 for a male issue age 10, the table on Page 34 is based on an annual premium of $1,200 for a male issue age 25, and the table on Page 35 is based on an annual premium of $1,800 for a male issue age 40. The illustrations assume a standard risk classification and will assist in the comparison of death benefits and cash values under the Policies with those under other variable life policies issued by First Investors Life or other companies. Please refer to Page 19 for additional discussion and to Pages 21 to 23 for additional illustrations of death benefits, cash values and accumulated premiums which assume a hypothetical gross annual investment return of 0%, 4% and 8%.

     The amounts shown are as of the end of each Policy year and take into account deductions from the annual premium and the daily charge for investment advisory services and mortality and expense risk equivalent to an effective annual charge of 1.45%. Taking account of the daily charges, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of approximately -1.45%, 4.55% and 10.55%, respectively. The returns shown are also net of any tax charges attributable to the Subaccount(s).

     The second column of each table shows the amount to which the total premiums paid to the end of the Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

     First Investors Life will furnish upon request a comparable illustration reflecting the proposed Insured's age and the face amount or premium amount requested, and assuming that premiums are paid on an annual basis and the proposed Insured is a standard risk. In addition, a comparable illustration will be included at the delivery of a Policy if a purchase is made reflecting the Insured's risk classification if other than standard.

                                 MALE ISSUE AGE 10
                     $600 ANNUAL PREMIUM FOR STANDARD RISK (1)
               $39,638 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                       TOTAL                   DEATH BENEFIT (2)                    CASH VALUES (2)
END OF               PREMIUMS        ASSUMING HYPOTHETICAL GROSS (AFTER    ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY   PREMIUM     PAID PLUS        TAX) ANNUAL INVESTMENT RETURN OF      TAX) ANNUAL INVESTMENT RETURN OF
 YEAR      DUE    INTEREST AT 5%          0%          6%         12%            0%          6%         12%
------   -------  --------------     ----------------------------------    -----------------------------------
1         $600      $    630           $39,638    $ 39,645    $ 39,729       $   138     $   148     $   158
2          600         1,291            39,638      39,669      40,061           586         633         682
3          600         1,986            39,638      39,710      40,642         1,023       1,136       1,256
4          600         2,715            39,638      39,767      41,482         1,450       1,656       1,884
5          600         3,481            39,638      39,841      42,599         1,889       2,219       2,597
6          600         4,285            39,638      39,932      44,005         2,316       2,800       3,375
7          600         5,129            39,638      40,039      45,711         2,734       3,402       4,227
8          600         6,016            39,638      40,161      47,732         3,143       4,026       5,160
9          600         6,947            39,638      40,299      50,081         3,547       4,676       6,184
10         600         7,924            39,638      40,453      52,774         3,946       5,354       7,309

15           0        11,608            39,638      41,363      70,965         4,473       7,632      13,094

20           0        14,816            39,638      42,310      95,773         4,010       9,176      20,771

25           0        18,909            39,638      43,278     129,224         3,610      11,076      33,073

30           0        24,133            39,638      44,269     174,378         3,244      13,343      52,561

Attained Age
65           0        81,723            39,638      49,597     785,431         1,685      30,247     479,001



(1)  Corresponds to $306.00 semi annually; $156.00 quarterly, or $52.98 monthly.
(2)  Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                                 MALE ISSUE AGE 25
                    $1,200 ANNUAL PREMIUM FOR STANDARD RISK (1)
               $51,908 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                       TOTAL                   DEATH BENEFIT (2)                    CASH VALUES (2)
END OF               PREMIUMS        ASSUMING HYPOTHETICAL GROSS (AFTER    ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY   PREMIUM     PAID PLUS        TAX) ANNUAL INVESTMENT RETURN OF      TAX) ANNUAL INVESTMENT RETURN OF
 YEAR      DUE    INTEREST AT 5%          0%          6%         12%            0%          6%         12%
------   -------  --------------     ----------------------------------    -----------------------------------
1        $1,200      $ 1,260           $51,908     $51,921    $ 52,078        $  409     $   439    $    469
2         1,200        2,583            51,908      51,955      52,558         1,308       1,423       1,542
3         1,200        3,972            51,908      52,011      53,359         2,197       2,454       2,727
4         1,200        5,431            51,908      52,088      54,495         3,076       3,532       4,037
5         1,200        6,962            51,908      52,188      55,994         3,992       4,710       5,535
6         1,200        8,570            51,908      52,308      57,870         4,897       5,941       7,187
7         1,200       10,259            51,908      52,450      60,141         5,791       7,226       9,008
8         1,200       12,032            51,908      52,612      62,823         6,673       8,568      11,014
9         1,200       13,893            51,908      52,794      65,934         7,544       9,969      13,222

10        1,200       15,848            51,908      52,996      69,495         8,404      11,430      15,653

15            0       23,217            51,908      54,188      93,429         9,524      16,333      28,161

20            0       29,631            51,908      55,430     126,119         8,504      19,562      44,508

25            0       37,818            51,908      56,702     170,313         7,539      23,273      69,903

30            0       48,266            51,908      58,005     230,101         6,628      27,467     108,958

Attained Age
65            0       78,620            51,908      60,711     420,822         4,947      37,025     256,641


(1) Corresponds to $612.00 semi annually; $312.00 quarterly, or $105.96 monthly.

(2)  Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                                 MALE ISSUE AGE 40
                    $1,800 ANNUAL PREMIUM FOR STANDARD RISK (1)
               $47,954 FACE AMOUNT (GUARANTEED MINIMUM DEATH BENEFIT)

                       TOTAL                   DEATH BENEFIT (2)                    CASH VALUES (2)
END OF               PREMIUMS        ASSUMING HYPOTHETICAL GROSS (AFTER    ASSUMING HYPOTHETICAL GROSS (AFTER
POLICY   PREMIUM     PAID PLUS        TAX) ANNUAL INVESTMENT RETURN OF      TAX) ANNUAL INVESTMENT RETURN OF
 YEAR      DUE    INTEREST AT 5%          0%          6%         12%            0%          6%         12%
------   -------  --------------     ----------------------------------    -----------------------------------
1        $1,800     $  1,890           $47,954     $47,968    $ 48,144       $   762     $   817    $    872
2         1,800        3,874            47,954      48,002      48,621         2,097       2,289       2,488
3         1,800        5,958            47,954      48,056      49,393         3,406       3,819       4,263
4         1,800        8,146            47,954      48,129      50,473         4,689       5,409       6,211
5         1,800       10,443            47,954      48,222      51,886         6,020       7,138       8,431
6         1,800       12,856            47,954      48,335      53,645         7,328       8,937      10,869
7         1,800       15,388            47,954      48,467      55,766         8,615      10,809      13,548
8         1,800       18,048            47,954      48,617      58,266         9,884      12,760      16,491
9         1,800       20,840            47,954      48,786      61,164        11,137      14,792      19,724
10        1,800       23,772            47,954      48,973      64,480        12,375      16,911      23,276

15            0       34,825            47,954      50,080      86,798        13,764      23,714      41,101

20            0       44,447            47,954      51,233     117,342        11,963      27,690      63,419

25            0       56,727            47,954      52,416     158,741        10,274      31,966      96,809

30            0       72,399            47,954      53,630     214,919         8,695      36,402     145,879

Attained Age
65            0       56,727            47,954      52,416     158,741        10,274      31,966      96,809


(1) Corresponds to $918.00 semi annually; $468.00 quarterly, or $158.94 monthly.
(2)  Assumes no policy loan is made.

Hypothetical rates of interest are illustrative only and are not a representation of past or future rates of return. They are after deduction of tax charges but before any other expenses charged against Life Series Fund or Separate Account B. Actual rates may be higher or lower than hypothetical rates. No representation can be made by First Investors Life or Life Series Fund that hypothetical rates can be achieved for any one year or sustained over any period of time. See prospectus for details of the calculations.

                  REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York


         We have audited the accompanying balance sheets of First Investors Life Insurance Company as of December 31, 1997 and 1996, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.




                                          TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 19, 1998

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                                    BALANCE SHEETS
                                        ASSETS

                                                              DECEMBER 31, 1997    DECEMBER 31, 1996
                                                              -----------------    -----------------
Investments (note 2):
  Available-for-sale securities. . . . . . . . . . . . . . .     $125,380,627         $114,011,891
  Held-to-maturity securities. . . . . . . . . . . . . . . .        5,529,687            5,549,214
  Short term investments . . . . . . . . . . . . . . . . . .        3,083,769            7,667,491
  Policy loans . . . . . . . . . . . . . . . . . . . . . . .       21,527,810           18,865,648
                                                                 -------------        -------------

     Total investments . . . . . . . . . . . . . . . . . . .      155,521,893          146,094,244

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . .        1,145,215              901,980
Premiums and other receivables, net of allowances of
  $30,000 in 1997 and 1996 . . . . . . . . . . . . . . . . .        4,749,099            3,998,210
Accrued investment income. . . . . . . . . . . . . . . . . .        3,180,924            2,903,566
Deferred policy acquisition costs (note 6) . . . . . . . . .       18,446,716           17,547,129
Deferred Federal income taxes (note 7)     . . . . . . . . .        1,039,000              934,000
Furniture, fixtures and equipment, at cost, less accumulated
  depreciation of $1,075,336 in 1997 and $925,736 in 1996. .           97,379              146,078
Other assets . . . . . . . . . . . . . . . . . . . . . . . .          120,044              136,302
Separate account assets. . . . . . . . . . . . . . . . . . .      642,453,414          465,456,848
                                                                 -------------        -------------
     Total assets. . . . . . . . . . . . . . . . . . . . . .     $826,753,684         $638,118,357
                                                                 ------------         -------------
                                                                 ------------         -------------

                        LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
Policyholder account balances (note 6) . . . . . . . . . . .     $115,281,318         $113,295,474
Claims and other contract liabilities. . . . . . . . . . . .       12,548,096           12,190,281
Accounts payable and accrued liabilities . . . . . . . . . .        4,426,355            3,730,943
Separate account liabilities . . . . . . . . . . . . . . . .      642,453,314          464,852,507
                                                                 ------------         -------------
     Total liabilities . . . . . . . . . . . . . . . . . . .      774,709,083          594,069,205
                                                                 ------------         -------------

STOCKHOLDER'S EQUITY:
Common Stock, par value $4.75; authorized,
  issued and outstanding 534,350 shares. . . . . . . . . . .        2,538,163            2,538,163
Additional paid in capital . . . . . . . . . . . . . . . . .        6,496,180            6,496,180
Unrealized holding gains (losses) on available-for-sale
  securities (note 2). . . . . . . . . . . . . . . . . . . .        1,608,000              644,000
Retained earnings  . . . . . . . . . . . . . . . . . . . . .       41,402,258           34,370,809
                                                                 ------------         -------------
     Total stockholder's equity. . . . . . . . . . . . . . .       52,044,601           44,049,152
                                                                 ------------         -------------
     Total liabilities and stockholder's equity. . . . . . .     $826,753,684         $638,118,357
                                                                 ------------         -------------
                                                                 ------------         -------------


See accompanying notes to financial statements.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                                 STATEMENTS OF INCOME


                                                                    YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                                 DECEMBER 31, 1997   DECEMBER 31,1996     DECEMBER 31,1995
                                                                 -----------------   ----------------     ----------------
REVENUES
  Policyholder fees. . . . . . . . . . . . . . . . . . . . . .      $24,826,454        $22,955,165          $19,958,420
  Premiums . . . . . . . . . . . . . . . . . . . . . . . . . .        6,279,137          6,725,329            7,293,719
  Investment income (note 2) . . . . . . . . . . . . . . . . .       10,259,601          9,771,389            9,363,212
  Realized gain (loss) on investments. . . . . . . . . . . . .          158,874           (221,025)             373,582
  Other income . . . . . . . . . . . . . . . . . . . . . . . .          702,644            704,678              835,703
                                                                    ------------       ------------         ------------
     Total income. . . . . . . . . . . . . . . . . . . . . . .       42,226,710         39,935,536           37,824,636
                                                                    ------------       ------------         ------------

BENEFITS AND EXPENSES
  Benefits and increases in contract liabilities . . . . . . .       14,370,510         12,912,810           13,027,516
  Dividends to policyholders . . . . . . . . . . . . . . . . .        1,033,663            964,913              954,384
  Amortization of deferred acquisition costs (note 6). . . . .          663,200          1,454,408            1,672,429
  Commissions and general expenses . . . . . . . . . . . . . .       15,445,888         16,287,498           15,773,968
                                                                    ------------       ------------         ------------
     Total benefits and expenses . . . . . . . . . . . . . . .       31,513,261         31,619,629           31,428,297
                                                                    ------------       ------------         ------------

Income before Federal income tax . . . . . . . . . . . . . . .       10,713,449          8,315,907            6,396,339

Federal income tax (note 7):
  Current  . . . . . . . . . . . . . . . . . . . . . . . . . .        4,285,000          3,099,000            2,553,000
  Deferred . . . . . . . . . . . . . . . . . . . . . . . . . .         (603,000)          (286,000)            (376,000)
                                                                    ------------       ------------         ------------

                                                                      3,682,000          2,813,000            2,177,000
                                                                    ------------       ------------         ------------

Net Income . . . . . . . . . . . . . . . . . . . . . . . . . .      $ 7,031,449        $ 5,502,907          $ 4,219,339
                                                                    ------------       ------------         ------------
                                                                    ------------       ------------         ------------

Income per share, based on 534,350 shares outstanding. . . . .      $     13.16        $     10.30          $      7.90
                                                                    ------------       ------------         ------------
                                                                    ------------       ------------         ------------



See accompanying notes to financial statements.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                          STATEMENTS OF STOCKHOLDER'S EQUITY


                                                                    YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                 DECEMBER 31, 1997   DECEMBER 31,1996    DECEMBER 31,1995
                                                                 -----------------   ----------------    ----------------
Balance at beginning of year . . . . . . . . . . . . . . . . .      $ 44,049,152       $ 39,780,245        $ 31,196,906

Net income . . . . . . . . . . . . . . . . . . . . . . . . . .         7,031,449          5,502,907           4,219,339
Increase (decrease) in unrealized holding gains on
  available-for-sale securities. . . . . . . . . . . . . . . .           964,000         (1,234,000)          4,364,000
                                                                    ------------        ------------       ------------
Balance at end of year . . . . . . . . . . . . . . . . . . . .      $ 52,044,601       $ 44,049,152        $ 39,780,245
                                                                    ------------        ------------       ------------
                                                                    ------------        ------------       ------------



                               STATEMENTS OF CASH FLOWS


                                                                    YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                                 DECEMBER 31, 1997   DECEMBER 31,1996    DECEMBER 31,1995
                                                                 -----------------   ----------------    ----------------
Increase (decrease) in cash:
  Cash flows from operating activities:
     Policyholder fees received. . . . . . . . . . . . . . . .      $ 24,587,113        $ 22,925,131       $ 19,374,522
     Premiums received . . . . . . . . . . . . . . . . . . . .         6,088,582           6,413,009          6,895,096
     Amounts received on policyholder accounts . . . . . . . .       125,818,334         105,489,481         87,156,662
     Investment income received. . . . . . . . . . . . . . . .        10,263,095           9,964,169          9,360,894
     Other receipts. . . . . . . . . . . . . . . . . . . . . .            57,287              55,779             69,621
     Benefits and contract liabilities paid. . . . . . . . . .      (138,420,373)       (117,321,389)      (101,642,156)
     Commissions and general expenses paid . . . . . . . . . .       (20,899,476)        (20,857,687)       (18,176,870)
                                                                    ------------        ------------       ------------
     Net cash provided by (used for) operating activities. . .         7,494 562           6,668,493          3,037,769
                                                                    ------------        ------------       ------------

  Cash flows from investing activities:
     Proceeds from sale of investment securities . . . . . . .       38,900,851          39,062,702         58,755,827
     Purchase of investment securities . . . . . . . . . . . .      (44,021,791)        (44,134,604)       (58,622,646)
     Purchase of furniture, equipment and other assets . . . .          (62,170)            (34,485)          (128,442)
     Net increase in policy loans. . . . . . . . . . . . . . .       (2,662,162)         (1,848,956)        (2,330,591)
     Investment in Separate Account  . . . . . . . . . . . . .          593,945                (200)          (500,000)
                                                                    ------------        ------------       ------------
     Net cash provided by (used for) investing activities. . .       (7,251,327)         (6,955,543)        (2,825,852)
                                                                    ------------        ------------       ------------
     Net increase (decrease) in cash . . . . . . . . . . . . .          243,235            (287,050)           211,917

Cash
  Beginning of year  . . . . . . . . . . . . . . . . . . . . .          901,980           1,189,030            977,113
                                                                    ------------        ------------       ------------
  End of year  . . . . . . . . . . . . . . . . . . . . . . . .     $  1,145,215        $    901,980       $  1,189,030
                                                                    ------------        ------------       ------------
                                                                    ------------        ------------       ------------




The Company received a refund of Federal income tax of $79,000 in 1997 and $102,000 in 1996 and paid Federal income tax of $4,283,000 in 1997, $3,243,000 in 1996 and $2,125,000 in 1995.

See accompanying notes to financial statements.

                        FIRST INVESTORS LIFE INSURANCE COMPANY

                               STATEMENTS OF CASH FLOWS



                                                                     YEAR ENDED         YEAR ENDED          YEAR ENDED
                                                                 DECEMBER 31, 1997   DECEMBER 31, 1996   DECEMBER 31, 1995
                                                                 -----------------   -----------------   -----------------
Reconciliation of net income to net cash
   provided by (used for) operating activities:

  Net income . . . . . . . . . . . . . . . . . . . . . . . .        $  7,031,449         $ 5,502,907        $  4,219,339

  Adjustments to reconcile net income to net cash
          provided by (used for) operating activities:
          Depreciation and amortization. . . . . . . . . . .             117,804             130,924             141,121
          Amortization of deferred policy acquisition costs.             663,200           1,454,408           1,672,429
  Realized investment (gains) losses . . . . . . . . . . . .            (158,874)            221,025            (373,582)
          Amortization of premiums and discounts on
            investments. . . . . . . . . . . . . . . . . . .             280,852             262,785             237,472
          Deferred Federal income taxes. . . . . . . . . . .            (603,000)           (286,000)           (376,000)
          Other items not requiring cash - net . . . . . . .               9,771               6,794            (112,268)

     (Increase) decrease in:
          Premiums and other receivables, net. . . . . . . .            (750,889)            336,385            (433,106)
          Accrued investment income. . . . . . . . . . . . .            (277,358)            (70,005)           (239,790)
          Deferred policy acquisition costs, exclusive
            of amortization. . . . . . . . . . . . . . . . .          (1,866,787)         (1,275,323)         (1,117,752)
          Other assets . . . . . . . . . . . . . . . . . . .               9,323             (18,574)             64,490

     Increase (decrease) in:
          Policyholder account balances. . . . . . . . . . .           1,985,844             (78,699)         (1,882,591)
          Claims and other contract liabilities. . . . . . .             357,815             901,173             551,392
          Accounts payable and accrued liabilities . . . . .             695,412            (419,307)            686,615
                                                                    ------------         -----------        ------------

                                                                    $  7,494,562         $ 6,668,493        $  3,037,769
                                                                    ------------         -----------        ------------
                                                                    ------------         -----------        ------------



See accompanying notes to financial statements.

                        FIRST INVESTORS LIFE INSURANCE COMPANY

                            NOTES TO FINANCIAL STATEMENTS


NOTE 1 -- BASIS OF FINANCIAL STATEMENTS

          The accompanying financial statements have been prepared in conformity with generally accepted accounting principles (GAAP). Such basis of presentation differs from statutory accounting practices permitted or prescribed by insurance regulatory authorities primarily in that:
          (a) policy reserves are computed according to the Company's estimates of mortality, investment yields, withdrawals and other benefits and expenses, rather than on the statutory valuation basis;
          (b) certain expenditures, principally for furniture and equipment and agents' debit balances, are recognized as assets rather than being non-admitted and therefore charged to retained earnings;
          (c) commissions and other costs of acquiring new business are recognized as deferred acquisition costs and are amortized over the premium paying period of policies and contracts, rather than charged to current operations when incurred;
          (d) income tax effects of temporary differences, relating primarily to policy reserves and acquisition costs, are provided;
          (e) the statutory asset valuation and interest maintenance reserves are reported as retained earnings rather than as liabilities;

NOTE 2 -- OTHER SIGNIFICANT ACCOUNTING PRACTICES

          (a)   ACCOUNTING ESTIMATES.    The preparation of financial statements
in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosures of contingent assets and liabilities, at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

          (b) DEPRECIATION. Depreciation is computed on the useful service life of the depreciable asset using the straight line method of depreciation over three to seven years.

          (c)  INVESTMENTS.   Investments in equity securities that have readily
determinable fair values and all investments in debt securities are classified in separate categories and accounted for as follows:


          HELD-TO-MATURITY SECURITIES
Debt securities the Company has the positive intent and ability to hold to maturity are recorded at amortized cost.

          AVAILABLE-FOR-SALE SECURITIES
Debt and equity securities not classified in the other two categories are recorded at fair value with unrealized gains and losses excluded from earnings and reported as "unrealized holding gains or losses on available-for-sale securities" in stockholder's equity.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)

          Short term investments are reported at market value which approximates cost.

          Gains and losses on sales of investments are determined using the specific identification method. Investment income for the years indicated consists of the following:


                                                                   YEAR ENDED           YEAR ENDED         YEAR ENDED
                                                                 DECEMBER 31,1997    DECEMBER 31, 1996   DECEMBER 31,1995
                                                                 ----------------    -----------------   ----------------

Interest on fixed maturities . . . . . . . . . . . . . . . .         $ 9,029,979         $ 8,559,429         $ 8,243,748
Interest on short term investments . . . . . . . . . . . . .             307,656             410,930             451,475
Interest on policy loans . . . . . . . . . . . . . . . . . .           1,268,834           1,151,681             973,242
Dividends on equity securities . . . . . . . . . . . . . . .                  --              43,756              58,305
                                                                    ------------         -----------        ------------

     Total investment income . . . . . . . . . . . . . . . .          10,606,469          10,165,796           9,726,770
     Investment expense. . . . . . . . . . . . . . . . . . .             346,868             394,407             363,558
                                                                    ------------         -----------        ------------

Net investment income. . . . . . . . . . . . . . . . . . . .         $10,259,601         $ 9,771,389         $ 9,363,212
                                                                    ------------         -----------        ------------
                                                                    ------------         -----------        ------------


The amortized cost and estimated market values of investments at December 31, 1997 and 1996 are as follows:




                                                                             GROSS               GROSS        ESTIMATED
                                                       AMORTIZED           UNREALIZED          UNREALIZED      MARKET
                                                         COST                GAINS               LOSSES         VALUE
                                                       ---------           ----------          ----------     ---------
AVAILABLE-FOR-SALE SECURITIES
DECEMBER 31, 1997

  U.S. Treasury Securities and obligations
     of U.S. Government Corporations
     and Agencies. . . . . . . . . . . . . . . . .   $ 39,532,729       $   975,819           $    --       $  40,508,548
  Debt Securities issued by
     States of the U.S.. . . . . . . . . . . . . .      7,309,135            92,015                --           7,401,150
  Corporate Debt Securities. . . . . . . . . . . .     67,900,325         1,739,318            75,913          69,563,730
  Other Debt Securities  . . . . . . . . . . . . .      7,606,438           300,761                --           7,907,199
                                                     ------------       -----------           -------        ------------

                                                     $122,348,627       $ 3,107,913           $75,913        $125,380,627
                                                     ------------       -----------           -------        ------------
                                                     ------------       -----------           -------        ------------

DECEMBER 31,1996

U.S. Treasury Securities and obligations
     of U.S. Government Corporations
     and Agencies. . . . . . . . . . . . . . . . .  $  41,254,552      $    569,803         $ 157,020       $  41,667,335
  Debt Securities issued by
     States of the U.S.. . . . . . . . . . . . . .      5,525,022                --           172,264           5,352,758
  Corporate Debt Securities. . . . . . . . . . . .     56,013,590         1,217,747           297,752          56,933,585
  Other Debt Securities. . . . . . . . . . . . . .      9,952,727           133,266            27,780          10,058,213
                                                    -------------      ------------         ---------       -------------

                                                    $ 112,745,891      $  1,920,816         $ 654,816       $ 114,011,891
                                                     ------------      ------------         ---------       -------------
                                                     ------------      ------------         ---------       -------------

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)


  At December 31, 1997 and 1996, the Company recognized "Unrealized Holding Gains on Available-For-Sale Securities" of $1,608,000 and $644,000, net of applicable deferred income taxes and amortization of deferred acquisition costs. The change in the Unrealized Holding Gains (Losses) of $964,000, ($1,234,000) and $4,364,000 for 1997, 1996 and 1995, respectively is reported as a separate component of stockholders' equity.


HELD-TO-MATURITY SECURITIES
DECEMBER 31,1997
U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies*. . . . . . . . . . . . . . . . . .   $  3,419,687        $   90,126     $         700         $ 3,509,113
Corporate Debt Securities. . . . . . . . . . . . .      2,000,000           109,000                --           2,109,400
Other Debt Securities. . . . . . . . . . . . . . .        110,000                --                --             110,000
                                                     ------------        ----------     -------------         -----------

                                                     $  5,529,687        $  199,126     $         700         $ 5,728,513
                                                     ------------        ----------     -------------         -----------
                                                     ------------        ----------     -------------         -----------

DECEMBER 31,1996

U.S. Treasury Securities and obligations
  of U.S. Government Corporations
  and Agencies*. . . . . . . . . . . . . . . . . .   $  3,439,214         $  36,945       $    10,944         $ 3,465,215
Corporate Debt Securities. . . . . . . . . . . . .      2,000,000                --            66,200           1,933,800
Other Debt Securities. . . . . . . . . . . . . . .        110,000                --                --             110,000
                                                     ------------        ----------     -------------         -----------

                                                     $  5,549,214         $  36,945       $   77,144          $ 5,509,015
                                                     ------------        ----------     -------------         -----------
                                                     ------------        ----------     -------------         -----------

*These securities are on deposit for various state insurance departments and are therefore restricted as to sale.

  The amortized cost and estimated market value of debt securities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                      HELD TO MATURITY                      AVAILABLE FOR SALE
                                              -----------------------------         --------------------------------
                                               AMORTIZED          ESTIMATED          AMORTIZED            ESTIMATED
                                                 COST          MARKET VALUE             COST            MARKET VALUE
                                              -----------      ------------         -----------        -------------
Due in one year or less. . . . . . . . . .    $  363,473         $  362,773       $  6,608,708         $  6,633,659
Due after one year through five years. . .     2,634,603          2,715,715         37,905,751           38,828,513
Due after five years through ten years . .       531,611            540,625         50,889,338           52,290,280
Due after ten years. . . . . . . . . . . .     2,000,000          2,109,400         26,944,831           27,628,175
                                              -----------       -----------       -------------        ------------

                                              $5,529,687         $5,728,513       $122,348,628         $125,380,627
                                              -----------       -----------       -------------        ------------
                                              -----------       -----------       -------------        ------------


Proceeds from sales of investments in fixed maturities were $34,316,604, $39,046,422 and $56,949,635 in 1997, 1996 and 1995, respectively. Gross gains of $374,583 and gross losses of $215,709 were realized on those sales in 1997. Gross gains of $185,708 and gross losses of $406,733 were realized on those sales in 1996. Gross gains of $578,810 and gross losses of $205,228 were realized on those sales in 1995.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  (d) RECOGNITION OF REVENUE, POLICYHOLDER ACCOUNT BALANCES AND POLICY BENEFITS

     TRADITIONAL ORDINARY LIFE AND HEALTH

          Revenues from the traditional life insurance policies represent premiums which are recognized as earned when due. Health insurance premiums are recognized as revenue over the time period to which the premiums relate. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the lives of the contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the deferral and amortization of policy acquisition costs.

     UNIVERSAL LIFE AND VARIABLE LIFE

          Revenues from universal life and variable life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges and policy service fees.

          Policyholder account balances on universal life consist of the premiums received plus credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of policyholder account balances. The value of policyholder accounts on variable life are included in separate account liabilities as discussed below.

     ANNUITIES

          Revenues from annuity contracts represent amounts assessed against contractholders. Such assessments are principally sales charges, administrative fees, and in the case of variable annuities, mortality and expense risk charges. The carrying value and fair value of fixed annuities are equal to the policyholder account balances, which represent the net premiums received plus accumulated interest.

  (e) SEPARATE ACCOUNTS. Separate account assets and the related liabilities, both of which are valued at market, represent segregated variable annuity and variable life contracts maintained in accounts with individual investment objectives. All investment income (gains and losses of these accounts) accrues directly to the contractholders and therefore does not affect net income of the Company.

NOTE 3 -- FAIR VALUE OF FINANCIAL INSTRUMENTS


     The carrying amounts for cash, short-term investments and policy loans as reported in the accompanying balance sheet approximate their fair values. The fair values for fixed maturities and equity-securities are based upon quoted market prices, where available or are estimated using values from independent pricing services.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     The carrying amounts for the Company's liabilities under investment - type contracts approximate their fair values because interest rates credited to account balances approximate current rates paid on similar investments and are generally not guaranteed beyond one year. Fair values for the Company's insurance contracts other than investment - type contracts are not required to be disclosed. However, the fair values of liabilities for all insurance contracts are taken into consideration in the overall management of interest rate risk, which minimizes exposure to changing interest rates.

NOTE 4 -- RETIREMENT PLANS

     The Company participates in a non-contributory profit sharing plan for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 1997, 1996 and 1995, the Company charged operations approximately $70,000, $100,000 and $40,000 respectively for its portion of the contribution.

     The Company also has a non-contributory retirement plan for the benefit of its sales agents. The plan provides for retirement benefits based upon commission on first-year premiums and length of service. The plan is unfunded. Vesting of benefits is based upon graduated percentages dependent upon the number of allocations made in accordance with the plan by the Company for each participant. The Company charged to operations pension expenses of approximately $419,000 in 1997, $414,000 in 1996 and $375,000 in 1995. The
accrued liability of approximately $2,913,000 in 1997 and $2,858,000 in 1996 was sufficient to cover the value of benefits provided by the plan.

     In addition, the Company participates in a 401(k) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. The amount contributed by the Company in 1997 and 1996 was not material.

NOTE 5 -- COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has agreements with affiliates and non-affiliates as follows:

     (a) The Company's maximum retention on any one life is $100,000. The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations which any reinsurance company may be unable to meet. The Company had reinsured approximately 10% of its net life insurance in force at December 31, 1997, 1996 and 1995. The Company also had assumed reinsurance amounting to approximately 20%, 21% and 20% of its net life insurance in force at the respective year ends. None of these transactions had any material effect on the Company's operating results.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     (b) The Company and certain affiliates share office space, data processing facilities and management personnel. Charges for these services are based upon space occupied, usage of data processing facilities and time allocated to management. During the years ended December 31, 1997, 1996 and 1995, the Company paid approximately $1,114,000, $1,222,000 and $1,282,000, respectively, for these services. In addition, the Company reimbursed an affiliate approximately $9,814,000 in 1997, $9,709,000 in 1996,and $8,739,000 in 1995 for
commissions relating to the sale of its products.
     The Company maintains a checking account with a financial institution, which is also a wholly-owned subsidiary of its parent. The balance in this account was approximately $332,000 at December 31, 1997 and $326,000 at December 31, 1996.

     (c) The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.

NOTE 6 -- ADJUSTMENTS MADE TO STATUTORY ACCOUNTING PRACTICES

  Note 1 describes some of the common differences between statutory practices and generally accepted accounting principles. The effects of these differences for the years ended December 31, 1997, 1996 and 1995 are shown in the following table in which net income and capital shares and surplus reported therein on a statutory basis are adjusted to a GAAP basis.

                                                        NET INCOME                          CAPITAL SHARES AND SURPLUS
                                                  YEAR ENDED DECEMBER 31                           AT DECEMBER 31
                                                  ----------------------                    --------------------------
                                             1997           1996         1995          1997             1996           1995
                                          -----------   ----------    ----------    -----------     -----------    -----------
Reported on a statutory basis. . . . . .  $5,809,629    $5,002,533    $3,705,334    $32,159,721     $26,580,877    $21,600,537
                                          -----------   ----------    ----------    -----------     -----------    -----------

Adjustments:
  Deferred policy acquisition costs (b).     351,239      (179,085)     (554,677)    18,446,716      17,547,129     17,318,214
  Future policy benefits (a) . . . . . .     133,848       514,086       422,387     (3,000,589)     (2,398,397)    (2,912,483)
  Deferred income taxes. . . . . . . . .     603,000       286,000       376,000      1,039,000         934,000         12,000
  Premiums due and deferred (e). . . . .      84,291        85,461        80,133     (1,274,816)     (1,359,107)    (1,444,568)
  Cost of colletion and other statutory
     liabilities . . . . . . . . . . . .        (924)      (12,283)      (16,318)        36,060          36,984         49,267
  Non-admitted assets. . . . . . . . . .          --            --            --        224,411         298,731        395,758
  Asset valuation reserve. . . . . . . .          --            --            --      1,325,986       1,136,664      1,016,830
  Interest maintenance reserve . . . . .     (55,019)      (48,542)      (40,804)        56,112           6,271        200,690
  Gross unrealized holding gains on
     available-for-sale securities . .            --            --            --      3,032,000       1,266,000      3,544,000
  Net realized capital gains (losses). .     158,874      (221,025)      373,582             --              --             --
  Other    . . . . . . . . . . . . . . .     (53,489)       75,762      (126,298)            --              --             --
                                          -----------   ----------    ----------    -----------     -----------    -----------
                                           1,221,820       500,374       514,005     19,884,880      17,468,275     18,179,708
                                          -----------   ----------    ----------    -----------     -----------    -----------

In accordance with generally accepted
  accounting principles. . . . . . . . .  $7,031,449    $5,502,907    $4,219,339    $52,044,601     $44,049,152    $39,780,245
                                          -----------   ----------    ----------    -----------     -----------    -----------
                                          -----------   ----------    ----------    -----------     -----------    -----------

Per share, based on 534,350 shares
  outstanding. . . . . . . . . . . . . .      $13.16        $10.30         $7.90         $97.40          $82.44         $74.45
                                          -----------   ----------    ----------    -----------     -----------    -----------
                                          -----------   ----------    ----------    -----------     -----------    -----------

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)


  The following is a description of the significant policies used to adjust the net income and capital shares and surplus from a statutory to a GAAP basis.

  (a) Liabilities for future policy benefits have been computed primarily by the net level premium method with assumptions as to anticipated mortality, withdrawals and investment yields. The composition of the policy liabilities and the more significant assumptions pertinent thereto are presented below:


          DISTRIBUTION OF LIABILITIES*                                BASIS OF ASSUMPTIONS
------------------------------------------------------------------------------------------
1996              1995          YEARS OF ISSUE    INTEREST            MORTALITY TABLE               WITHDRAWAL
----              ----          --------------    --------            ---------------               -----------
Non-par:
 $1,505,551    $ 1,655,040        1962-1967       4 1/2%        1955-60 Basic Select plus Ultimate   Linton B
  5,310,394      5,814,885        1968-1988       5 1/2%        1955-60 Basic Select plus Ultimate   Linton B
  2,433,724      2,546,702        1984-1988       7 1/2%        85% of 1965-70 Basic Select          Modified
                                                                  plus Ultimate                      Linton B
    101,775         86,508        1989-Present    7 1/2%        1975-80 Basic Select plus Ultimate   Linton B
    108,985        113,117        1989-Present    7 1/2%        1975-80 Basic Select plus Ultimate   Actual
     28,971         34,185        1989-Present    8%            1975-80 Basic Select plus Ultimate   Actual
 32,412,007     31,902,122        1985-Present    6%            Accumulation of Funds                --
Par:
    224,913        223,500        1966-1967       4 1/2%        1955-60 Basic Select plus Ultimate   Linton A
 13,273,949     13,357,249        1968-1988       5 1/2%        1955-60 Basic Select plus Ultimate   Linton A
    899,407        975,132        1981-1984       7 1/4%        90% of 1965-70 Basic Select
                                                                  plus Ultimate                      Linton B
  4,699,324      4,772,595        1983-1988       9 1/2%        80% of 1965-70 Basic Select
                                                                  plus Ultimate                      Linton B
 15,977,808     14,031,404        1990-Present    8%            66% of 1975-80 Basic Select
                                                                  plus Ultimate                      Linton B
Annuities:
 19,581,382     21,779,771        1976-Present    5 1/2%        Accumulation of Funds                --
Miscellaneous:
 19,604,218     16,939,829        1962-Present    2 1/2%-3 1/2% 1958-CSO                             None


* The above amounts are before deduction of deferred premiums of $881,090 in 1997 and $936,565 in 1996.

     (b) The costs of acquiring new business, principally commissions and related agency expenses, and certain costs of issuing policies, such as medical examinations and inspection reports, all of which vary with and are primarily related to the production of new business, have been deferred. Costs deferred on universal life and variable life are amortized as a level percentage of the present value of anticipated gross profits resulting from investment yields, mortality and surrender charges. Costs deferred on traditional ordinary life and health are amortized over the premium-paying period of the related policies in proportion to the ratio of the annual premium revenue to the total anticipated premium revenue. Anticipated premium revenue was estimated using the same assumptions which were used for computing liabilities for future policy benefits. Amortization of $663,200 in 1997 and $1,454,408 in 1996, $1,672,429
in 1995 was charged to operations.

     (c) Participating business represented 9.5% and 9.8% of individual life insurance in force at December 31, 1997 and 1996, respectively.

     The Board of Directors annually approves a dividend formula for calculation of dividends to be distributed to participating policyholders.

                        FIRST INVESTORS LIFE INSURANCE COMPANY
                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)



     The portion of earnings of participating policies that can inure to the benefit of shareholders is limited to the larger of 10% of such earnings or $.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from shareholders' equity by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis. It is anticipated, however, that the participating lines will be profitable over the lives of the policies.

     (d) New York State insurance law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $22,374,879, $16,796,135 and $11,815,645 at December 31, 1997, 1996 and 1995, respectively.

     (e) Statutory due and deferred premiums are adjusted to conform to the expected premium revenue used in computing future benefits and deferred policy acquisition costs. In this regard, the GAAP due premium is recorded as an asset and the GAAP deferred premium is applied against future policy benefits.

NOTE 7 -- FEDERAL INCOME TAXES

     The Company joins with its parent company and other affiliated companies in filing a consolidated Federal income tax return. The provision for Federal income taxes is determined on a separate company basis.

     Retained earnings at December 31, 1997 included approximately $146,000 which is defined as "policyholders' surplus" and may be subject to Federal income tax at ordinary corporate rates under certain future conditions, including distributions to stockholders.


     Deferred tax liabilities (assets) are comprised of the following:

                                                                     1997          1996
                                                                ------------   ------------
Policyholder dividend provision. . . . . . . . . . . . . . .    $  (357,219)   $  (332,719)
Non-qualified agents' pension plan reserve . . . . . . . . .     (1,161,304)     1,127,384)
Deferred policy acquisition costs. . . . . . . . . . . . . .      2,215,873      2,507,526
Future policy benefits . . . . . . . . . . . . . . . . . . .     (2,575,365)     2,346,908)
Bond discount. . . . . . . . . . . . . . . . . . . . . . . .         39,184         28,677
Unrealized holding gains  on Available-For-Sale Securities .        829,000        331,000
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . .        (29,169)         5,808
                                                                ------------    -----------
                                                                $(1,039,000)    $ (934,000)
                                                                ------------    -----------
                                                                ------------    -----------

     The currently payable Federal Income tax provision of $3,099,000 for 1996 is net of a $75,000 Federal tax benefit resulting from a capital loss carryback of $221,025.

                 REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


The Board of Directors
First Investors Life Insurance Company
New York, New York



     We have audited the statement of assets and liabilities of First Investors Life Level Premium Variable Life Insurance (a separate account of First Investors Life Insurance Company, registered as a unit investment trust under the Investment Company Act of 1940), as of December 31, 1997, and the related statement of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of First Investors Life Level Premium Variable Life Insurance as of December 31, 1997, and the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                                          TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 19, 1998

                                FIRST INVESTORS LIFE
                       LEVEL PREMIUM VARIABLE LIFE INSURANCE

                        STATEMENT OF ASSETS AND LIABILITIES

                                 DECEMBER 31, 1997

ASSETS
     Investments at net asset value (Note 3):
          First Investors Life Series Fund.....................$175,153,705

LIABILITIES
     Payable to First Investors Life Insurance Company.........   2,997,943
                                                               ------------


NET ASSETS.....................................................$172,155,762
                                                               ------------
                                                               ------------

Net assets represented by Contracts............................$172,155,762
                                                               ------------
                                                               ------------


                              STATEMENT OF OPERATIONS

                            YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME
     Income:
          Dividends..........................................$   10,220,599
                                                             --------------
               Total income..................................    10,220,599
                                                             --------------
     Expenses:
          Cost of insurance charges (Note 4).................     3,301,612
          Mortality and expense risks (Note 4)...............       783,666
                                                               ------------

               Total expenses................................     4,085,278
                                                             --------------

NET INVESTMENT INCOME........................................     6,135,321
                                                             --------------

UNREALIZED APPRECIATION ON INVESTMENTS
     Beginning of year.......................................    32,071,931
     End of year.............................................    48,303,546
                                                             --------------

Change in unrealized appreciation on investments.............    16,231,615
                                                             --------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........$   22,366,936
                                                             --------------
                                                             --------------

See notes to financial statements.

                                FIRST INVESTORS LIFE
                       LEVEL PREMIUM VARIABLE LIFE INSURANCE

                        STATEMENTS OF CHANGES IN NET ASSETS

                              YEARS ENDED DECEMBER 31,

                                                                       1997           1996
                                                                   ------------   ------------
Increase (Decrease) in Net Assets
   From Operations
      Net investment income.....................................   $  6,135,321   $  2,182,740
      Change in unrealized appreciation on investments..........     16,231,615     12,426,813
                                                                   ------------   ------------

      Net increase in net assets resulting from operations......     22,366,936     14,609,553
                                                                   ------------   ------------

   From Unit Transactions
      Net insurance premiums....................................     30,069,380     27,107,376
      Contract payments.........................................    (13,435,961)   (10,946,422)
                                                                   ------------   ------------

      Net increase in net assets derived from unit transactions.     16,633,419     16,160,954
                                                                   ------------   ------------

      Net increase in net assets................................     39,000,355     30,770,507

Net Assets
   Beginning of year............................................    133,155,407    102,384,900
                                                                   ------------   ------------
   End of year..................................................   $172,155,762   $133,155,407
                                                                   ------------   ------------
                                                                   ------------   ------------



See notes to financial statements.

                                FIRST INVESTORS LIFE
                       LEVEL PREMIUM VARIABLE LIFE INSURANCE

                           NOTES TO FINANCIAL STATEMENTS
                                 DECEMBER 31, 1997

NOTE 1 -- ORGANIZATION

     First Investors Life Level Premium Variable Life Insurance
(Separate Account B), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by First Investors Life Insurance Company (FIL). Assets of the Separate Account B have been used to purchase shares of First Investors Life Series Fund (The Fund), an open-end diversified management investment company registered under the 1940 Act.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

     INVESTMENTS
          Shares of the Fund held by Separate Account B are valued at net asset value per share. All distributions received from the Fund are reinvested to purchase additional shares of the Fund at net asset value.

     NET ASSETS REPRESENTED BY CONTRACTS
          The net assets represented by contracts represents the cash value of the policyholder accounts which is the estimated liability for future policy benefits. The liability for future policy benefits is computed based upon assumptions as to anticipated mortality, withdrawals and investment yields. The mortality assumption is based upon the 1975-80 Basic Select plus Ultimate mortality table.

     FEDERAL INCOME TAXES
          Separate Account B is not taxed separately because its operations are part of the total operations of FIL, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account B will not be taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account B.

NOTE 3 -- INVESTMENTS
     Investments consist of the following:

                                                     NET ASSET     MARKET
                                         SHARES        VALUE        VALUE        COST
                                        ---------    ---------   -----------   -----------
First Investors Life
     Series Fund
          Cash Management...........    1,218,583      $ 1.00    $ 1,218,583   $ 1,218,583
          High Yield................    2,866,013       12.30     35,263,773    30,677,508
          Growth....................    1,229,555       29.24     35,952,308    22,296,807
          Discovery.................    1,171,410       27.77     32,524,259    23,774,385
          Blue Chip.................    1,527,030       23.71     36,205,436    21,909,874
          International Securities..    1,588,324       16.91     26,864,926    21,086,069
          Government................       87,661       10.33        905,557       904,587
          Investment Grade..........      200,185       11.67      2,335,956     2,119,101
          Utility Income............      259,643       14.95      3,882,907     2,863,245
                                                                 -----------   -----------
                                                                $175,153,705  $126,850,159
                                                                 -----------   -----------
                                                                 -----------   -----------


     The High Yield Series' investments in high yield securities whether rated or unrated may be considered speculative and subject to greater market fluctuations and risks of loss of income and principal than lower yielding, higher rated, fixed income securities.


NOTE 4 -- MORTALITY AND EXPENSE RISKS AND DEDUCTIONS

     In consideration for its assumption of the mortality and expense risks connected with the Variable Life Contracts, FIL deducts an amount equal on an annual basis to .50% of the daily net asset value of Separate Account B. The deduction for the year ended December 31, 1997 was $783,666.

     A monthly charge is also made to Separate Account B for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk. For further discussion, see "Cost of Insurance Protection" in the Prospectus. For the year ended December 31, 1997 cost of insurance charges amounted to $3,301,612.

First Investors Life
Level Premium
Variable Life
Insurance
(Separate Account B)

---------------------------

Prospectus

----------------------------

April 30, 1998


First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

To the left of the verticle line is the following language:


TABLE OF CONTENTS
-------------------------------------

Charges and Expenses...............................  2
General Description................................  3
The Variable Life Policy...........................  9
Illustration of Death Benefits,
 Cash Values and Accumulated Premiums.............. 19
Federal Income Tax Status.......................... 24
Voting Rights...................................... 26
Officers and Directors of
 First Investors Life Insurance Company............ 26
Distribution of Policies........................... 28
Custodian.......................................... 28
Reports............................................ 28
State Regulation................................... 28
Experts............................................ 29
Relevance of Financial Statements.................. 29
Appendix I -- Other Policy Provisions.............. 29
Appendix II -- Additional Illustrations of Death
 Benefits, Cash Values and
 Accumulated Premiums.............................. 31
Financial Statements of First Investors Life....... 36
Financial Statements of Separate Account B......... 49


LIFE 318

FIRST INVESTORS LIFE SERIES FUND

95 Wall Street, New York, New York 10005/(212) 858-8200

   This is a Prospectus for FIRST INVESTORS LIFE SERIES FUND ("Life Series Fund"), an open-end, diversified management investment company. The Fund offers eleven separate investment series, each of which has different investment objectives and policies: FIRST INVESTORS LIFE BLUE CHIP FUND ("BLUE CHIP FUND"), FIRST INVESTORS LIFE CASH MANAGEMENT FUND ("CASH MANAGEMENT FUND"), FIRST INVESTORS LIFE DISCOVERY FUND ("DISCOVERY FUND"), FIRST INVESTORS LIFE GOVERNMENT FUND ("GOVERNMENT FUND"), FIRST INVESTORS LIFE GROWTH FUND ("GROWTH FUND"), FIRST INVESTORS LIFE HIGH YIELD FUND ("HIGH YIELD FUND"), FIRST INVESTORS LIFE INTERNATIONAL SECURITIES FUND ("INTERNATIONAL SECURITIES FUND"), FIRST INVESTORS LIFE INVESTMENT GRADE FUND ("INVESTMENT GRADE FUND"), FIRST INVESTORS LIFE TARGET MATURITY 2007 FUND ("TARGET MATURITY 2007 FUND"), FIRST INVESTORS LIFE TARGET MATURITY 2010 FUND ("TARGET MATURITY 2010 FUND") and FIRST INVESTORS LIFE UTILITIES INCOME FUND ("UTILITIES INCOME FUND") (each, a Fund, and collectively, "Funds"). Each Fund's investment objectives are listed on the inside cover.


Investments in a Fund are only available through purchases of the Level Premium Variable Life Insurance Policies ("Policies") or the Individual Variable Annuity Contracts ("Contracts") offered by First Investors Life Insurance Company ("First Investors Life"). Policy premiums, net of certain expenses, are paid into a unit investment trust, First Investors Life Insurance Company Separate Account B ("Separate Account B"). Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, First Investors Life Variable Annuity Fund C ("Separate Account C"). Purchase payments for the Contracts are also paid into a unit investment trust, First Investors Life Variable Annuity Fund D ("Separate Account D"). Separate Account B, Separate Account C and Separate Account D ("Separate Accounts") pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Investments in a Fund are used to fund benefits under the Policies and Contracts. TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND are only offered to Contractowners of Separate Account C and Separate Account D.


   AN INVESTMENT IN LIFE SERIES FUND, INCLUDING CASH MANAGEMENT FUND, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE CASH MANAGEMENT FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. INVESTMENTS BY THE HIGH YIELD FUND IN HIGH-YIELD, HIGH RISK SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS," MAY ENTAIL RISKS THAT ARE DIFFERENT OR MORE PRONOUNCED THAN THOSE THAT WOULD RESULT FROM INVESTMENT IN HIGHER-RATED SECURITIES. SEE "DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS-HIGH YIELD SECURITIES."


   This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds. A Statement of Additional Information ("SAI"), dated April 30, 1998, as amended July 21, 1997 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


   AN INVESTMENT IN THESE SECURITIES IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND IS NOT federally INSURED OR PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this Prospectus is April 30, 1998

The investment objectives of each Fund of Life Series Fund offered by this Prospectus are as follows:


   BLUE CHIP FUND. The investment objective of the Fund is to seek high total investment return consistent with the preservation of capital. This goal will be sought by investing, under normal market conditions, primarily in equity securities of "Blue Chip" companies that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.


   CASH MANAGEMENT FUND. The objective of the Fund is to seek to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity. The Fund will invest in money market obligations, including high quality securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities, bank obligations and high grade corporate instruments.

   DISCOVERY FUND. The investment objective of the Fund is to seek long-term capital appreciation, without regard to dividend or interest income, through investment in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have the potential for capital growth.

   GOVERNMENT FUND. The investment objective of the Fund is to seek to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, primarily in obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including mortgage-backed securities).

   GROWTH FUND. The investment objective of the Fund is to seek long-term capital appreciation. This goal will be sought by investing, under normal market conditions, primarily in common stocks of companies and industries selected for their growth potential.

   HIGH YIELD FUND. The primary objective of the Fund is to seek to earn a high level of current income. The Fund actively seeks to achieve its secondary objective of capital appreciation to the extent consistent with its primary objective. The Fund seeks to attain its objectives primarily through investments in lower-grade, high-yielding, high risk debt securities, commonly referred to as "junk bonds" ("High Yield Securities"). Investments in High Yield Securities may entail risks that are different or more pronounced than those involved in higher-rated securities. See "High Yield Securities."

   INTERNATIONAL SECURITIES FUND. The primary objective of the Fund is to seek long-term capital growth. As a secondary objective, the Fund seeks to earn a reasonable level of current income. These objectives are sought, under normal market conditions, through investment in common stocks, rights and warrants, preferred stocks, bonds and other debt obligations issued by companies or governments of any nation, subject to certain restrictions with respect to concentration and diversification.

   INVESTMENT GRADE FUND. The investment objective of the Fund is to seek a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective primarily by investing, under normal market conditions, in debt securities of U.S. issuers that are rated in one of the four highest rating categories by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group or, if unrated, are deemed to be of comparable quality by the Adviser.

   TARGET MATURITY 2007 FUND. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund intends to terminate in the year 2007.

   TARGET MATURITY 2010 FUND. The investment objective of the Fund is to seek a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital. The Fund intends to terminate in the year 2010.

   TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND each will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government, its agencies or instrumentalities or created by third parties using securities issued by the U.S. Government, its agencies or instrumentalities.

   AS A RESULT OF THE VOLATILE NATURE OF THE MARKET FOR ZERO COUPON SECURITIES, THE VALUE OF SHARES OF TARGET MATURITY 2007 FUND AND TARGET MATURITY 2010 FUND PRIOR TO EACH FUND'S MATURITY MAY FLUCTUATE SIGNIFICANTLY. THUS, TO ACHIEVE A PREDICTABLE RETURN, INVESTORS SHOULD HOLD THEIR INVESTMENTS IN EITHER OF THESE TWO FUNDS UNTIL THE FUND LIQUIDATES SINCE THE FUND'S VALUE CHANGES DAILY WITH MARKET CONDITIONS. ACCORDINGLY, ANY INVESTOR WHO REDEEMS HIS OR HER SHARES PRIOR TO A FUND'S MATURITY IS LIKELY TO ACHIEVE A DIFFERENT INVESTMENT RESULT THAN THE RETURN THAT WAS PREDICTED ON THE DATE THE INVESTMENT WAS MADE, AND MAY EVEN SUFFER A SIGNIFICANT LOSS.

   UTILITIES INCOME FUND. The primary investment objective of the Fund is to seek high current income. Long-term capital appreciation is a secondary objective. These objectives are sought, under normal market conditions, through investment in equity and debt securities issued by companies primarily engaged in the public utilities industry.

   There can be no assurance that any Fund will achieve its investment objectives. See "Investment Objectives and Policies" for a detailed description of each Fund's investment objectives and policies.

   Life Series Fund offers shares of each Fund to insurance company separate accounts that fund Policies and Contracts. Due to differences in tax treatment or other considerations, the interests of various Contract owners and Policy owners might at some point be in conflict. Life Series Fund currently does not foresee any such conflict. If such a conflict were to occur, one or more Policies or Contracts offered by First Investors Life might be required to withdraw its investments in one or more Funds. This might force a Fund to sell securities at disadvantageous prices.

                            FINANCIAL HIGHLIGHTS

   The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. Additional performance information is contained in Life Series Fund's Annual Report which may be obtained without charge by contacting First Investors Life at 212-858-8200. The table below has been derived from financial statements which have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.

                                                                         PER SHARE DATA
                               --------------------------------------------------------------------------------------------------
                                                     INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS FROM
                                  NET ASSET     --------------------------------------------   ------------------------
                                      VALUE                    NET REALIZED
                               ------------            NET   AND UNREALIZED       TOTAL FROM          NET          NET      TOTAL
                               BEGINNING OF     INVESTMENT   GAIN (LOSS) ON       INVESTMENT   INVESTMENT     REALIZED    DISTRI-
                                     PERIOD         INCOME      INVESTMENTS       OPERATIONS       INCOME        GAINS    BUTIONS
----------------------------------------------------------------------------------------------------------------------------------
BLUE CHIP
3/8/90* to 12/31/90  . . . .         $10.00          $ .07            $(.02)           $ .05        $  --        $  --      $  --
1991 . . . . . . . . . . . .          10.05            .12             2.50             2.62          .05           --        .05
1992 . . . . . . . . . . . .          12.62            .16              .67              .83          .21           --        .21
1993 . . . . . . . . . . . .          13.24            .15              .97             1.12          .15           --        .15
1994 . . . . . . . . . . . .          14.21            .18             (.39)            (.21)         .08          .17        .25
1995   . . . . . . . . . . .          13.75            .26             4.11             4.37          .19          .95       1.14
1996 . . . . . . . . . . . .          16.98            .22             3.31             3.53          .25          .49        .74
1997 . . . . . . . . . . . .          19.77            .19             4.88             5.07          .22          .91       1.13

CASH MANAGEMENT **

1989 . . . . . . . . . . . .         $ 1.00          $.075            $  --           $ .075        $.075        $  --      $.075
1990 . . . . . . . . . . . .           1.00           .072               --             .072         .072           --       .072
1991 . . . . . . . . . . . .           1.00           .054               --             .054         .054           --       .054
1992 . . . . . . . . . . . .           1.00           .029               --             .029         .029           --       .029
1993 . . . . . . . . . . . .           1.00           .027               --             .027         .027           --       .027
1994 . . . . . . . . . . . .           1.00           .037               --             .037         .037           --       .037
1995 . . . . . . . . . . . .           1.00           .054               --             .054         .054           --       .054
1996 . . . . . . . . . . . .           1.00           .049               --             .049         .049           --       .049
1997 . . . . . . . . . . . .           1.00           .050               --             .050         .050           --       .050

DISCOVERY
1989 . . . . . . . . . . . .         $10.38          $ .19            $2.19            $2.38        $ .27        $ .09      $ .36
1990 . . . . . . . . . . . .          12.40            .14             (.78)            (.64)         .15          .90       1.05
1991 . . . . . . . . . . . .          10.71            .07             5.42             5.49          .18           --        .18
1992 . . . . . . . . . . . .          16.02             --             2.51             2.51          .03          .15        .18
1993 . . . . . . . . . . . .          18.35             --             3.92             3.92           --          .91        .91
1994 . . . . . . . . . . . .          21.36            .06             (.62)            (.56)          --          .94        .94
1995 . . . . . . . . . . . .          19.86            .11             4.62             4.73          .06         1.26       1.32
1996 . . . . . . . . . . . .          23.27            .13             2.66             2.79          .11          .89       1.00
1997 . . . . . . . . . . . .          25.06            .08             3.93             4.01          .14         1.16       1.30

   (a) Annualized
     * Commencement of operations
    ** Adjusted to reflect ten-for-one stock split on May 1, 1991.
     + Some or all expenses have been waived or assumed by the
       investment adviser from commencement of operations through ++ December 31, 1997.
   +++ The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.


------------------------------------------------------------------------------------------------------------------------------------
                                                  RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------


                                                                            RATIO TO AVERAGE NET
                                                                                ASSETS BEFORE
                                                  RATIO TO AVERAGE            EXPENSES WAIVED OR
                                                    NET ASSETS +                    ASSUMED
                                                  ----------------          --------------------
    NET ASSET                     NET ASSETS                        NET                         NET
        VALUE                         END OF                    INVEST-                     INVEST-
    ---------          TOTAL          PERIOD                       MENT                        MENT       PORTFOLIO          AVERAGE
       END OF     RETURN ++              (IN       EXPENSES      INCOME       EXPENSES       INCOME        TURNOVER       COMMISSION
       PERIOD            (%)      THOUSANDS)            (%)         (%)             (%)         (%)        RATE (%)         RATE +++
------------------------------------------------------------------------------------------------------------------------------------
       $10.05         .61(a)      $   3,656             --       2.95(a)        1.92(a)       1.03(a)         15        $      --
        12.62       26.17            13,142           1.00       1.88           1.55          1.34            21               --
        13.24        6.67            23,765            .79       1.66            .86          1.60            40               --
        14.21        8.51            34,030            .88       1.27           N/A           N/A             37               --
        13.75       (1.45)           41,424            .88       1.49           N/A           N/A             82               --
        16.98       34.00            66,900            .86       1.91           N/A           N/A             26               --
        19.77       21.52           100,078            .84       1.39           N/A           N/A             45            .0692
        23.71       26.72           154,126            .81        .99           N/A           N/A             63            .0649


         1.00        7.79        $    2,210             --       7.84           1.35          6.49           N/A        $      --
         1.00        7.49             8,203            .39       6.90           1.15          6.15           N/A               --
         1.00        5.71             9,719            .57       5.39            .93          5.03           N/A               --
         1.00        3.02             8,341            .79       2.99            .98          2.81           N/A               --
         1.00        2.70             4,243            .60       2.67           1.05          2.22           N/A               --
         1.00        3.77             3,929            .60       3.69           1.04          3.25           N/A               --
         1.00        5.51             4,162            .60       5.36           1.10          4.87           N/A               --
         1.00        5.00             4,297            .60       4.89           1.11          4.38           N/A               --
         1.00        5.08             4,760            .70       4.97           1.06          4.61           N/A               --


        12.40       23.62         $     283             --       2.43           4.78         (2.35)          231        $      --
        10.71       (5.47)              960             --       2.97           2.68           .28           104               --
        16.02       51.73             4,661            .70        .48           1.49          (.31)           93               --
        18.35       15.74            10,527            .91        .02           1.05          (.12)           91               --
        21.36       22.20            21,221            .87       (.03)          N/A           N/A             69               --
        19.86       (2.53)           30,244            .88        .36           N/A           N/A             53               --
        23.27       25.23            50,900            .87        .63           N/A           N/A             78               --
        25.06       12.48            70,899            .85        .63           N/A           N/A             98            .0689
        27.77       16.84            99,530            .82        .34           N/A           N/A             85            .0648


                                                                         PER SHARE DATA
                               --------------------------------------------------------------------------------------------------
                                                     INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS FROM
                                  NET ASSET     --------------------------------------------   ------------------------
                                      VALUE                    NET REALIZED
                               ------------            NET   AND UNREALIZED       TOTAL FROM          NET          NET      TOTAL
                               BEGINNING OF     INVESTMENT   GAIN (LOSS) ON       INVESTMENT   INVESTMENT     REALIZED    DISTRI-
                                     PERIOD         INCOME      INVESTMENTS       OPERATIONS       INCOME        GAINS    BUTIONS
----------------------------------------------------------------------------------------------------------------------------------
 GOVERNMENT
 1/7/92* to 12/31/92  . . . .         $10.00        $   .47      $   .51           $   .98         $   .33     $     --      $   .33
 1993 . . . . . . . . . . . .          10.65            .64          .02               .66             .70          .19          .89
 1994 . . . . . . . . . . . .          10.42            .79        (1.21)             (.42)            .25          .05          .30
 1995   . . . . . . . . . . .           9.70            .66          .78              1.44             .62           --          .62
 1996 . . . . . . . . . . . .          10.52            .68         (.33)              .35             .68           --          .68
 1997 . . . . . . . . . . . .          10.19            .72          .11               .83             .69           --          .69

 GROWTH
 1989 . . . . . . . . . . . .         $10.79        $   .02      $  2.51           $  2.53         $   .18     $    .12      $   .30
 1990 . . . . . . . . . . . .          13.02            .16         (.55)             (.39)            .06           --          .06
 1991 . . . . . . . . . . . .          12.57            .17         4.15              4.32             .18           --          .18
 1992 . . . . . . . . . . . .          16.71            .08         1.41              1.49             .18         1.38         1.56
 1993 . . . . . . . . . . . .          16.64            .07          .93              1.00             .09          .10          .19
 1994 . . . . . . . . . . . .          17.45            .09         (.60)             (.51)             --          .21          .21
 1995 . . . . . . . . . . . .          16.73            .18         3.94              4.12             .09          .29          .38
 1996 . . . . . . . . . . . .          20.47            .18         4.68              4.86             .18          .59          .77
 1997 . . . . . . . . . . . .          24.56            .15         6.57              6.72             .18         1.86         2.04

 HIGH YIELD
 1989 . . . . . . . . . . . .         $11.56        $   .74      $  (.92)          $  (.18)        $   .56     $    .11      $   .67
 1990 . . . . . . . . . . . .          10.71           1.08        (1.79)             (.71)            .83           --          .83
 1991 . . . . . . . . . . . .           9.17           1.16         1.66              2.82            1.18           --         1.18
 1992 . . . . . . . . . . . .          10.81           1.11          .21              1.32            1.69           --         1.69
 1993 . . . . . . . . . . . .          10.44            .96          .88              1.84            1.12           --         1.12
 1994 . . . . . . . . . . . .          11.16            .87        (1.14)             (.27)            .31           --          .31
 1995 . . . . . . . . . . . .          10.58           1.00          .95              1.95             .96           --          .96
 1996 . . . . . . . . . . . .          10.57           1.02          .35              1.37            1.01           --         1.01
 1997 . . . . . . . . . . . .          11.93            .98          .41              1.39            1.02           --         1.02



    (a) Annualized
      * Commencement of operations
      + Some or all expenses have been waived or assumed by the investment adviser from commencement of operations through December 31, 1997.
     ++ The effect of fees and charges incurred at the separate account level are not reflected in the performance figures. +++ Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.

------------------------------------------------------------------------------------------------------------------------------------
                                                  RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------


                                                                            RATIO TO AVERAGE NET
                                                                                ASSETS BEFORE
                                                  RATIO TO AVERAGE            EXPENSES WAIVED OR
                                                    NET ASSETS +                    ASSUMED
                                                  ----------------          --------------------
    NET ASSET                     NET ASSETS                        NET                         NET
        VALUE                         END OF                    INVEST-                     INVEST-
    ---------          TOTAL          PERIOD                       MENT                        MENT       PORTFOLIO          AVERAGE
       END OF     RETURN ++              (IN       EXPENSES      INCOME       EXPENSES       INCOME        TURNOVER       COMMISSION
       PERIOD            (%)      THOUSANDS)            (%)         (%)             (%)         (%)        RATE (%)         RATE +++
------------------------------------------------------------------------------------------------------------------------------------
       $10.65       9.95(a)       $   5,064          .03(a)        6.64(a)      .89(a)         5.79(a)          301        $      --
        10.42       6.35              8,234          .35           6.60         .84            6.11             525               --
         9.70      (4.10)             7,878          .35           6.74         .90            6.19             457               --
        10.52      15.63              9,500          .40           6.79         .93            6.26             198               --
        10.19       3.59              9,024          .60           6.75         .94            6.41             199               --
        10.33       8.61              9,120          .60           6.95         .92            6.63             134               --


        13.02      24.00          $     570           --           2.91        5.21           (2.30)             24        $      --
        12.57      (2.99)             2,366           --           3.03        1.64            1.40              28               --
        16.71      34.68              7,743          .69           1.21        1.34             .55             148               --
        16.64       9.78             16,385          .76            .75        1.20             .30              45               --
        17.45       6.00             25,658          .91            .43         N/A             N/A              51               --
        16.73      (2.87)            32,797          .90            .60         N/A             N/A              40               --
        20.47      25.12             51,171          .88           1.11         N/A             N/A              64               --
        24.56      24.45             78,806          .85            .92         N/A             N/A              49            .0485
        29.24      29.28            127,585          .82            .64         N/A             N/A              27            .0506


        10.71      (1.76)         $  14,354           --          12.05         .88           11.17              22        $      --
         9.71      (5.77)            18,331           --          13.21         .91           12.30              35               --
        10.81      33.96             23,634          .53          11.95         .89           11.60              40               --
        10.44      13.15             24,540          .91          10.48         .96           10.43              84               --
        11.16      18.16             30,593          .91           9.49         N/A             N/A              96               --
        10.58      (1.56)            32,285          .88           9.43         N/A             N/A              50               --
        11.57      19.82             41,894          .87           9.86         N/A             N/A              57               --
        11.93      12.56             49,474          .85           9.43         N/A             N/A              34               --
        12.30      12.47             59,619          .83           8.88         N/A             N/A              40               --



                                                                         PER SHARE DATA
                               --------------------------------------------------------------------------------------------------
                                                     INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS FROM
                                  NET ASSET     --------------------------------------------   ------------------------
                                      VALUE                    NET REALIZED
                               ------------            NET   AND UNREALIZED       TOTAL FROM          NET          NET      TOTAL
                               BEGINNING OF     INVESTMENT   GAIN (LOSS) ON       INVESTMENT   INVESTMENT     REALIZED    DISTRI-
                                     PERIOD         INCOME      INVESTMENTS       OPERATIONS       INCOME        GAINS    BUTIONS
----------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL SECURITIES
 ------------------------
 4/16/90* to 12/31/90  . . .          $10.00          $ .03      $   .34               $  .37       $   --       $   --       $   --
 1991 . . . . . . . . . . . .          10.37            .09         1.49                 1.58          .03          .05          .08
 1992 . . . . . . . . . . . .          11.87            .15         (.28)                (.13)         .15          .22          .37
 1993 . . . . . . . . . . . .          11.37            .10         2.41                 2.51          .14           --          .14
 1994 . . . . . . . . . . . .          13.74            .14         (.32)                (.18)         .05           --          .05
 1995   . . . . . . . . . . .          13.51            .19         2.25                 2.44          .12          .25          .37
 1996 . . . . . . . . . . . .          15.58            .18         2.12                 2.30          .19          .50          .69
 1997 . . . . . . . . . . . .          17.19            .18         1.26                 1.44          .20         1.52         1.72

 INVESTMENT GRADE
 ----------------
 1/7/92* to 12/31/92   . . .          $10.00          $ .43      $   .44               $  .87       $  .34       $   --      $   .34
 1993 . . . . . . . . . . . .          10.53            .65          .49                 1.14          .71          .01          .72
 1994 . . . . . . . . . . . .          10.95            .67        (1.06)                (.39)         .16          .09          .25
 1995 . . . . . . . . . . . .          10.31            .67         1.28                 1.95          .53           --          .53
 1996 . . . . . . . . . . . .          11.73            .72         (.42)                 .30          .67           --          .67
 1997 . . . . . . . . . . . .          11.36            .74          .31                 1.05          .74           --          .74

 TARGET MATURITY 2007
 --------------------
 4/26/95* to 12/31/95  . . .          $10.00          $ .26      $  2.00                $2.26       $   --        $  --       $   --
 1996 . . . . . . . . . . . .          12.26            .56         (.83)                (.27)         .23          .05          .28
 1997 . . . . . . . . . . . .          11.71            .59          .90                 1.49          .57           --          .57

 TARGET MATURITY 2010
 --------------------
 4/30/96* to 12/31/96 . . . .         $10.00          $ .26      $   .90                $1.16       $   --        $  --           --
 1997 . . . . . . . . . . . .          11.16            .45         1.29                 1.74          .20           --          .20

 UTILITIES INCOME
 ----------------
 11/15/93* to 12/31/93  . . .         $10.00          $ .01      $  (.07)               $(.06)      $   --        $  --           --
 1994 . . . . . . . . . . . .           9.94            .24         (.96)                (.72)         .03           --          .03
 1995 . . . . . . . . . . . .           9.19            .28         2.46                 2.74          .19           --          .19
 1996 . . . . . . . . . . . .          11.74            .32          .78                 1.10          .27           --          .27
 1997 . . . . . . . . . . . .          12.57            .37         2.64                 3.01          .36          .27          .63



   (a) Annualized
      * Commencement of operations
      + Some or all expenses have been waived or assumed by the
        investment adviser from commencement of operations through ++ December 31, 1997.
    +++ The effect of fees and charges incurred at the separate account level are not reflected in the performance figures. Average commission rate (per share of security) as required by amended disclosure requirements effective in 1996.


------------------------------------------------------------------------------------------------------------------------------------
                                                  RATIOS / SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------


                                                                            RATIO TO AVERAGE NET
                                                                                ASSETS BEFORE
                                                  RATIO TO AVERAGE            EXPENSES WAIVED OR
                                                    NET ASSETS +                    ASSUMED
                                                  ----------------          --------------------
    NET ASSET                     NET ASSETS                        NET                         NET
        VALUE                         END OF                    INVEST-                     INVEST-
    ---------          TOTAL          PERIOD                       MENT                        MENT       PORTFOLIO          AVERAGE
       END OF     RETURN ++              (IN       EXPENSES      INCOME       EXPENSES       INCOME        TURNOVER       COMMISSION
       PERIOD            (%)      THOUSANDS)            (%)         (%)             (%)         (%)        RATE (%)         RATE +++
------------------------------------------------------------------------------------------------------------------------------------
       $10.37        5.21(a)        $  3,946           --          .99(a)      3.43(a)       (2.43)(a)         29        $      --
        11.87       15.24              8,653         1.70          .75         2.27            .18             70               --
        11.37       (1.13)            12,246         1.03         1.55         1.38           1.20             36               --
        13.74       22.17             21,009         1.14          .97          N/A            N/A             37               --
        13.51       (1.29)            31,308         1.03         1.22          N/A            N/A             36               --
        15.58       18.70             41,012         1.02         1.42          N/A            N/A             45               --
        17.19       15.23             57,955         1.12         1.25          N/A            N/A             67            .0093
        16.91        9.09             74,463         1.13         1.15          N/A            N/A             71            .0042


        10.53        8.91(a)        $  4,707          .23(a)      6.16(a)       .93(a)        5.46(a)          72        $      --
        10.95       10.93             10,210          .35         6.32          .85           5.82             64               --
        10.31       (3.53)            11,602          .37         6.61          .92           6.06             15               --
        11.73       19.69             16,262          .51         6.80          .91           6.40             26               --
        11.36        2.84             16,390          .60         6.47          .88           6.19             19               --
        11.67        9.81             17,220          .60         6.54          .87           6.27             41               --


        12.26       22.60           $  9,860          .04(a)      6.25(a)       .87(a)        5.42(a)          28        $      --
        11.71       (2.16)            14,647          .60         6.05          .82           5.83             13               --
        12.63       13.38             20,300          .60         5.91          .82           5.69              1               --


        11.16       11.60           $  2,195          .60(a)      6.05(a)       .98(a)        5.67(a)           0        $      --
        12.70       15.86              5,209          .60         5.88          .87           5.61             13               --


         9.94       (4.66)(a)       $    494           --         1.46(a)      3.99(a)       (2.52)(a)          0        $      --
         9.19       (7.24)             4,720          .17         4.13          .95           3.35             31               --
        11.74       30.26             14,698          .41         4.23          .91           3.73             17               --
        12.57        9.57             24,108          .60         3.48          .86           3.22             45            .0707
        14.95       25.07             33,977          .67         3.12          .85           2.94             64            .0681


                      INVESTMENT OBJECTIVES AND POLICIES

BLUE CHIP FUND

     BLUE CHIP FUND seeks to provide investors with high total investment return consistent with the preservation of capital. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of "Blue Chip" companies, including common and preferred stocks and securities convertible into common stock, that the Adviser believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed income securities. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.

     The Fund defines Blue Chip companies as those companies that are included in the S&P 500. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are Microsoft Corp., General Electric Co., Pepsico Inc. and Bristol-Myers Squibb Co.

     The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations") (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 10% of its total assets in American Depository Receipts ("ADRs"), enter into repurchase agreements and make loans of portfolio securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors" and the SAI for additional information concerning these securities.

CASH MANAGEMENT FUND

     CASH MANAGEMENT FUND seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.
The Fund generally can invest only in securities that mature or are deemed to mature within 397 days from the date of purchase. In addition, the Fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
In
managing the Fund's investment portfolio, the Adviser may employ various professional money management techniques in order to respond to changing economic and money market conditions and to shifts in fiscal and monetary policy. These techniques include varying the composition and the average-weighted maturity of the Fund's portfolio based upon the Adviser's assessment of the relative values of various money market instruments and future interest rate patterns. The Adviser also may seek to improve the Fund's yield by purchasing or selling securities to take advantage of yield disparities among money market instruments that regularly occur in the money market.

     The Fund invests primarily in (1) high quality marketable securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (2) bank certificates of deposit, bankers' acceptances, time deposits and other short-term obligations issued by banks and (3) prime commercial paper and high quality, U.S. dollar denominated short-term corporate bonds and notes. The U.S. Government securities in which the Fund may invest include a variety of U.S. Treasury securities that differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury. See the SAI for additional information on U.S. Government securities. The Fund may invest in domestic bank certificates of deposit (insured up to $100,000) and bankers' acceptances (not insured) issued by domestic banks and savings institutions which are insured by the Federal Deposit Insurance Corporation ("FDIC") and that have total assets exceeding $500 million. The Fund also may invest in certificates of deposit issued by London branches of domestic or foreign banks ("Eurodollar CDs"). The Fund may invest in time deposits and other short-term obligations, including uninsured, direct obligations bearing fixed, floating or variable interest rates, issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks. The Fund also may invest in repurchase agreements with banks that are members of the Federal Reserve System or securities dealers that are members of a national securities exchange or are market makers in U.S. Government securities, and, in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Repurchase agreements maturing in over 7 days are deemed illiquid securities, and can constitute no more than 10% of the Fund's net assets. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information on repurchase agreements.

     The Fund also may purchase high quality, U.S. dollar denominated short-term bonds and notes, including variable rate and master demand notes issued by domestic and foreign corporations (including banks). The Fund may invest in floating and variable rate demand notes and bonds that permit the Fund, as the holder, to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. When market conditions warrant, the Fund may purchase short-term, high quality fixed and variable rate instruments issued by state and municipal governments and by public authorities. See "Description of Certain Securities, Other Investment Policies and Risk Factors" for additional information concerning these securities.

     The Fund may purchase only obligations that (1) the Adviser determines present minimal credit risks based on procedures adopted by the Life Series Board of Trustees, and (2) are either (a) rated in one of the top two rating categories by any two nationally recognized statistical rating organizations ("NRSROs") (or one, if only one rated the security) or (b) unrated securities that the Adviser determines are of comparable quality. Securities qualify as being in the top rating category ("First Tier Securities") if at least two NRSROs (or one, if only one rated the security) have given it the highest rating, or unrated securities that the Adviser determines are of comparable quality. The Fund's purchases of commercial paper are limited to First Tier Securities. The Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category ("Second Tier Securities"). Investments in Second Tier Securities of any one issuer are limited to the greater of 1% of the Fund's total assets or $1 million. The Fund generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. Government, its agencies or instrumentalities).

     In periods of declining interest rates, the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of the Fund's shares likely will be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the Fund's yield. In periods of rising interest rates, the opposite may be true.

DISCOVERY FUND

     DISCOVERY FUND seeks long-term capital appreciation, without regard to dividend or interest income. The Fund seeks to achieve its objective by investing, under normal market conditions, in the common stock of companies with small to medium market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth.

     The Fund seeks to invest in the common stock of companies that the Adviser believes are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (I.E., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small to medium market capitalization, which the Fund considers to be market capitalization of up to $1.5 billion. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.

     Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Securities of these companies may have more potential for growth but also greater risk than that normally associated with larger, older or better-known companies.

     Investments in securities of companies with small to medium market capitalization are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. These include the equity securities of companies which represent new or changing industries and those which, in the opinion of the Adviser, represent special situations, the potential future value of which has not been fully recognized. Growth securities of companies with small to medium market capitalization which represent a special situation bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance or a bankruptcy may not be as profitably resolved as had been expected. Because the securities of most companies with small to medium market capitalization are not as broadly traded as those of companies with larger market capitalization, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

     The majority of the Fund's investments are expected to be securities listed on the New York Stock Exchange ("NYSE") or other national securities exchanges, or securities that have an established over-the-counter ("OTC") market, although the depth and liquidity of the OTC market may vary from time to time and from security to security.

     The Fund may invest up to 15% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities" and "American Depository Receipts."

     The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund also may enter into repurchase agreements and make loans of portfolio securities. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, prime commercial paper. Certificates of deposit and bankers' acceptances. See "Description of Certain Securities, Other Investment Policies and Risk Factors" and the SAI for more information regarding these securities.

GOVERNMENT FUND

     GOVERNMENT FUND seeks to achieve a significant level of current income which is consistent with security and liquidity of principal by investing, under normal market conditions, at least 65% of its assets in U.S. Government Obligations (including mortgage-backed securities). The Fund has no fixed policy with respect to the duration of U.S. Government Obligations it purchases. Securities issued or guaranteed as to principal and interest (but not market value) by the U.S. Government include a variety of Treasury securities, which differ only in their interest rates, maturities and times of issuance. Although the payment of interest and principal on a portfolio security may be guaranteed by the U.S. Government or one of its agencies or instrumentalities, shares of the Fund are not insured or guaranteed by the U.S. Government or any agency or instrumentality. The net asset value of shares of the Fund generally will fluctuate in response to interest rate levels. When interest rates rise, prices of fixed income securities generally decline; when interest rates decline, prices of fixed income securities generally rise. See "U.S. Government Obligations" and "Debt Securities," below.

     The Fund may invest in mortgage-backed securities, including those involving Government National Mortgage Association ("GNMA") certificates, Federal National Mortgage Association ("FNMA") certificates and Federal Home Loan Mortgage Corporation ("FHLMC") certificates. The Fund also may invest in securities issued or guaranteed by other U.S. Government agencies or instrumentalities, including: the Federal Farm Credit System (which may not borrow from the U.S. Treasury and the securities of which are not guaranteed by the U.S. Government); the Federal Home Loan Bank (which may borrow from the U.S. Treasury to meet its obligations but the securities of which are not guaranteed by the U.S. Government); the Tennessee Valley Authority and the U.S. Postal Service (each of which may borrow from the U.S. Treasury to meet it obligations); and the Farmers Home Administration and the Export-Import Bank (the securities of which are backed by the full faith and credit of the United States). The Fund may invest in collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. See "Mortgage-Backed Securities," below.

     The Fund may invest up to 35% of its assets in securities other than U.S. Government Obligations and mortgage-backed securities. These may include: prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances, repurchase agreements (applicable to U.S. Government Obligations), insured certificates of deposit and certificates representing accrual on U.S. Treasury securities. The Fund also may make loans of portfolio securities and invest in zero coupon securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and may invest up to 35% of its net assets in securities issued on when-issued or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for a further discussion of these securities.

     For temporary defensive purposes, the Fund may invest all of its assets in cash, cash equivalents and money market instruments, including bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations, short-term fixed income securities or U.S. Government Obligations. See the SAI for a description of these securities.

GROWTH FUND

     The investment objective of GROWTH FUND is long-term capital appreciation. Current income through the receipt of interest or dividends from investments will merely be incidental to the Fund's efforts in pursuing its goal. It is the policy of the Fund to invest, under normal market conditions, primarily in common stocks and it is anticipated that the Fund will usually be so invested. It also may invest to a limited degree in convertible securities and preferred stocks. At least 75% of the value of the Fund's total assets (excluding securities held for defensive purposes) shall be invested in securities of companies in industries in which the Adviser, or the Fund's investment subadviser, Wellington Management Company, LLP ("Subadviser" or "WMC"), believes opportunities for capital growth exist. The Fund does not intend to concentrate its investments in a particular industry, but it may invest up to 25% of the value of its assets in a particular industry. The Fund may invest up to 5% of its total assets in common stocks issued by foreign companies that are denominated in U.S. currency; provided, however, that the Fund may invest without limit in U.S. dollar denominated foreign securities listed on the NYSE. The Fund may also invest in ADRs and Global Depository Receipts ("GDRs"), purchase securities on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. For temporary defensive purposes, the Fund may invest all of its assets in U.S. Government Obligations, investment grade bonds, prime commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and participation interests. See the SAI for a description of these securities.

HIGH YIELD FUND

     HIGH YIELD FUND primarily seeks high current income and secondarily seeks growth of capital. The Fund actively seeks to achieve its secondary objective to the extent consistent with its primary objective. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or, if unrated, are deemed to be of comparable quality by the Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities" and "Deep Discount Securities," below.

     The Fund may invest up to 5% of its total assets in debt securities issued by foreign governments and companies located outside the United States and denominated in U.S. or foreign currency. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, make loans of portfolio securities, enter into repurchase agreements and invest in zero coupon and pay-in-kind securities. The Fund may also invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information concerning these securities.

     The Fund may invest up to 35% of its total assets in securities other than High Yield Securities, including: dividend-paying common stocks; securities convertible into, or exchangeable for, common stock; debt obligations of all types (including bonds, debentures and notes) rated A or better by Moody's or S&P; U.S. Government Obligations; warrants; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks, bankers' acceptances and repurchase agreements. The Adviser continually monitors the investments in the Fund's portfolio and carefully calculates on a case-by-case basis whether to dispose of or retain a debt obligation that has been downgraded.

     In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in investment grade debt securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below.

     The medium- to lower-rated, and certain of the unrated securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than Baa or BBB by Moody's or S&P, respectively, are speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market value tend to fluctuate more than higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value does not affect the cash income from the securities, but are reflected in the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

     Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

     A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes or to seek capital appreciation.

     Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or, if unrated, deemed to be of comparable quality by the Adviser. See "High Yield Securities" and Appendix A for a description of corporate bond ratings.

     The dollar weighted average of credit ratings of all bonds held by the Fund during the 1997 fiscal year, computed on a monthly basis, is set forth below. This information reflects the average composition of the Fund's assets during the 1997 fiscal year and is not necessarily representative of the Fund as of the end of its 1997 fiscal year, the current fiscal year or at any other time in the future.


                                                  COMPARABLE QUALITY OF
                                                  UNRATED SECURITIES TO
                              RATED BY MOODY'S    BONDS RATED BY MOODY'S
                              ----------------    ----------------------
          Baa                       0.0%                   0.50%
          Ba                        8.18                   0.0
          B                        81.18                   3.45
          Caa                       0.46                   3.47
                                   -----                   ----
          Total                    89.36%                  7.42%



INTERNATIONAL SECURITIES FUND

     INTERNATIONAL SECURITIES Fund primarily seeks long-term capital growth and secondarily seeks to earn a reasonable level of current income. The Fund may invest in all types of securities issued by companies and government instrumentalities of any nation approved by the Board, subject only to industry concentration and issuer diversification restrictions described below and in the SAI. This investment flexibility permits the Fund to react to rapidly changing economic conditions among countries which cause the relative attractiveness of investments within national markets to be subject to frequent reappraisal. It is a fundamental policy of the Fund that no more than 35% of its total assets will be invested in securities issued by U.S. companies and U.S. Government Obligations or cash and cash equivalents denominated in U.S. currency. In addition, the Fund presently does not intend to invest more than 35% of its total assets in any one particular country. Further, except for temporary defensive purposes, the Fund's assets will be invested in securities of at least three different countries outside the United States. See "Foreign Securities". For defensive purposes, the Fund may temporarily invest in securities issued by U.S. companies and the U.S. Government and its agencies and instrumentalities, or cash equivalents denominated in U.S. currency, without limitation as to amount.

     The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts," below. The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 15% of the value of its net assets may be invested in unlisted securities with a limited trading market and other illiquid investments. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange.

     The Fund may invest in warrants, which may or may not be listed on a recognized United States or foreign exchange. The Fund also may enter into repurchase agreements, invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis and make loans of portfolio securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. In addition, the Fund can engage in hedging and options strategies. See the SAI for further information concerning these securities.

INVESTMENT GRADE FUND

     INVESTMENT GRADE FUND seeks to generate a maximum level of income consistent with investment in investment grade debt securities. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in debt securities of

U.S. issuers that are rated in the four highest rated categories by Moody's or S&P, or in unrated securities that are deemed to be of comparable quality by the Adviser ("investment grade securities"). The Fund may invest up to 35% of its total assets in U.S. Government Obligations (including mortgage-backed securities) dividend-paying common and preferred stocks, obligations convertible into common stocks, repurchase agreements, debt securities rated below investment grade and money market instruments. The Fund may invest up to 5% of its net assets in corporate or government debt securities of foreign issuers which are U.S. dollar denominated and traded in U.S. markets. The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis, make loans of portfolio securities and invest in zero coupon or pay-in-kind securities. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for additional information concerning these securities.

     The published reports of rating services are considered by the Adviser in selecting rated securities for the Fund's portfolio. The Adviser also relies, among other things, on its own credit analysis, which includes a study of the existing debt's capital structure, the issuer's ability to service debt (or to pay dividends, if investing in common or preferred stock) and the current trend of earnings for the issuer. Although up to 100% of the Fund's total assets can be invested in debt securities rated at least Baa by Moody's or at least BBB by S&P, or unrated debt securities deemed to be of comparable quality by the Adviser, no more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa by Moody's or BBB by S&P (including securities that have been downgraded), or, if unrated, deemed to be of comparable quality by the Adviser, or in any equity securities of any issuer if a majority of the debt securities of such issuer are rated lower than Baa by Moody's or BBB by S&P. Securities rated BBB or Baa by S&P or Moody's, respectively, are considered to be speculative with respect to the issuer's ability to make principal and interest payments. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security which has been downgraded to a rating lower than investment grade. See "Debt Securities" and Appendix A for a description of corporate bond ratings.

     For temporary defensive purposes, the Fund may invest all of its assets in money market instruments, short-term fixed income securities or U.S. Government Obligations. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI.

TARGET MATURITY 2007 FUND
TARGET MATURITY 2010 FUND

     TARGET MATURITY 2007 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity, consistent with preservation of capital.

     TARGET MATURITY 2010 FUND seeks to provide a predictable compounded investment return for investors who hold their Fund shares until the Fund's maturity consistent with the preservation of capital.

     Each Fund will seek its objective by investing, under normal market conditions, at least 65% of its total assets in zero coupon securities which are issued by the U.S. Government and its agencies and instrumentalities or created by third parties using securities issued by the U.S. Government and its agencies and instrumentalities. With respect to TARGET MATURITY 2007 FUND, these investments will mature no later than December 31, 2007 and, with respect to TARGET MATURITY 2010 FUND, these investments will mature no later than December 31, 2010. December 31, 2007 and December 31, 2010 are herein collectively referred to as the "Maturity Date." On the Maturity Date, each Fund will be converted to cash and distributed or reinvested in another Fund of Life Series Fund at the investor's choice.

     Each Fund seeks to provide investors with a positive total return at the Maturity Date which, together with the reinvestment of all dividends and other distributions, exceeds their original investment in a Fund by a relatively predictable amount. While the risk of fluctuation in the values of zero coupon securities is greater when the period to maturity is longer, that risk tends to diminish as the Maturity Date approaches. Although an investor can redeem shares at the current net asset value at any time, any investor who redeems his or her shares prior to the Maturity Date is likely to achieve a different investment result than the return that was predicted on the date the investment was made, and may even suffer a significant loss.

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value. This discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. When held to maturity, the entire return of a zero coupon security, which consists of the accretion of the discount, comes from the difference between its issue price and its maturity value. This difference is known at the time of purchase, so investors holding zero coupon securities until maturity know the amount of their investment return at the time of their investment. The market values are subject to greater market fluctuations from changing interest rates prior to maturity than the values of debt obligations of comparable maturities that bear interest currently. See "Zero Coupon Securities-Risk Factors."

     A portion of the total realized return from conventional interest-paying bonds comes from the reinvestment of periodic interest. Since the rate to be earned on these reinvestments may be higher or lower than the rate quoted on the interest-paying bonds at the time of the original purchase, the total return of interest-paying bonds is uncertain even for investors holding the security to its maturity. This uncertainty is commonly referred to as reinvestment risk and can have a significant impact on total realized investment return. With zero coupon securities, however, there are no cash distributions to reinvest, so investors bear no reinvestment risk if they hold the zero coupon securities to maturity.

     Each Fund primarily will purchase three types of zero coupon securities:
 (1) U.S. Treasury STRIPS (Separately Traded Registered Interest and Principal Securities), which are created when the coupon payments and the principal payment are stripped from an outstanding Treasury security by the Federal Reserve Bank. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. (2) STRIPS which are created when a dealer deposits a Treasury security or a Federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security.

Bonds issued by the Financing Corporation (FICO) can be stripped in this fashion. (3) Zero coupon securities of federal agencies and instrumentalities either issued directly by an agency in the form of a zero coupon bond or created by stripping an outstanding bond.

     Each Fund may invest up to 35% of its total assets in the following instruments: interest-bearing obligations issued by the U.S. Government and its agencies and instrumentalities (see "U.S. Government Obligations"), including, for Target Maturity 2007 Fund, zero coupon securities maturing beyond 2007, and, for Target Maturity 2010 Fund, zero coupon securities maturing beyond 2010; corporate debt securities, including corporate zero coupon securities; repurchase agreements; and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances. Each Fund may only invest in debt securities rated A or better by Moody's or S&P or in unrated securities that are deemed to be of comparable quality by the Adviser. Debt obligations rated A or better by Moody's or S&P comprise what are known as high-grade bonds and are regarded as having a strong capacity to repay principal and make interest payments. See Appendix A for a description of corporate bond ratings. Each Fund may also invest in restricted and illiquid securities, make loans of portfolio securities and invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information regarding these types of investments.

UTILITIES INCOME FUND

     The primary investment objective of UTILITIES INCOME FUND is to seek high current income. Long-term capital appreciation is a secondary objective. The Fund seeks its objectives by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks, and warrants to purchase common or preferred stocks. Debt securities in which the Fund may invest will be rated at the time of investment at least A by Moody's or S&P or, if unrated, will be deemed to be of comparable quality as determined by the Adviser. Debt securities rated A or higher by Moody's or S&P or, if unrated, deemed to be of comparable quality by the Adviser, are regarded as having a strong capacity to pay principal and interest. The Fund's policy is to attempt to sell, within a reasonable time period, a debt security in its portfolio which has been downgraded below A, provided that such disposition is in the best interests of the Fund and its shareholders. See Appendix A for a description of corporate bond ratings. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

     The utilities companies in which the Fund invests include companies primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not companies engaged in public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

     Utilities stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utilities stocks can still be affected by the risks of the stock of industrial companies. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries."

     The Fund may invest up to 35% of its total assets in the following instruments: debt securities (rated at least A by Moody's or S&P) and common and preferred stocks of non-utilities companies; U.S. Government Obligations (including mortgage-backed securities); cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may make loans of portfolio securities and invest up to 5% of its net assets in securities issued on a when-issued or delayed delivery basis. The Fund may invest up to 10% of its total assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all of its assets invested in short-term fixed income securities or retained in cash or cash equivalents. See the SAI for a description of these securities.

     GENERAL. Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objectives and certain investment limitations set forth in the SAI are fundamental policies that may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objectives.

DESCRIPTION OF CERTAIN SECURITIES, OTHER INVESTMENT POLICIES AND RISK FACTORS

     AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. BLUE CHIP FUND, INTERNATIONAL SECURITIES FUND, GROWTH FUND, UTILITIES INCOME FUND and DISCOVERY FUND may invest in sponsored and unsponsored ADRs. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers, and other forms of depository receipts for securities of foreign issuers. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored ADRs are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value to the ADRs. INTERNATIONAL SECURITIES FUND and GROWTH FUND may also invest in sponsored and unsponsored GDRs. GDRs are issued globally and evidence a similar ownership arrangement. Generally, GDRs are designed for trading in non-U.S. securities markets. GDRs are considered to be foreign securities by INTERNATIONAL SECURITIES FUND and GROWTH FUND. See the SAI for more information on ADRs.

   BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

   CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit. The FDIC is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

   COMMERCIAL PAPER. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs which may either be unsecured or backed by a letter of credit. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix A to the SAI for a description of commercial paper ratings.

   CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. See the SAI for more information on convertible securities.

   DEBT SECURITIES. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Sale of debt securities prior to maturity may result in a loss and the inability to replace the sold securities with debt securities with a similar yield. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. See "High Yield Securities " and Appendix A for a description of corporate bond ratings.

   DEEP DISCOUNT SECURITIES. HIGH YIELD FUND may invest up to 15% of its total assets in securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization. Such securities are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that there exist factors that are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other unusual circumstances. Debt instruments purchased at deep discounts may pay very high effective yields. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop paying interest and lose value or become worthless. The Adviser will attempt to balance the benefits of investing in Deep Discount Securities with their risks. While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated. See "High Yield
Securities," below.   High Yield Securities are subject to certain risks that
may not be present with investments in higher grade debt securities.

   EURODOLLAR CERTIFICATES OF DEPOSIT. CASH MANAGEMENT FUND may invest in Eurodollar CDs, which are issued by London branches of domestic or foreign banks. Such securities involve risks that differ from certificates of deposit issued by domestic branches of U.S. banks. These risks include future political and economic developments, the possible imposition of United Kingdom withholding taxes on interest income payable on the securities, the possible establishment of exchange controls, the possible seizure or nationalization of foreign deposits or the adoption of other foreign governmental restrictions that might adversely affect the payment of principal and interest on such securities.

   FOREIGN SECURITIES. INTERNATIONAL SECURITIES FUND, HIGH YIELD FUND and DISCOVERY FUND may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or a Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. Because none of these Funds currently intend to hedge their foreign investments, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. GROWTH FUND may invest in securities issued by foreign companies that are denominated in U.S. currency. Risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of a Fund held in foreign countries.

   INTERNATIONAL SECURITIES FUND'S and DISCOVERY FUND'S investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these emerging market investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

   HIGH YIELD SECURITIES. High Yield Securities are subject to certain risks that may not be present with investments in higher grade securities.

   EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. High Yield Securities rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities.
In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus a Fund's net asset value. Further, if the issuer of a security owned by a Fund defaults, that Fund might incur additional expenses to seek recovery.

   Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, a Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for that Fund. While it is impossible to protect entirely against this risk, diversification of a Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in a Fund's portfolio.

   THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit a Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

   CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. Although the Adviser considers ratings of recognized rating services such as Moody's and S&P, the Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. HIGH YIELD FUND may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. See "Deep Discount Securities." The Adviser continually monitors the investments in a Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

   LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

   The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of Life Series Fund's Board of Trustees to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

MORTGAGE-BACKED SECURITIES

   Mortgage loans made by banks, savings and loan institutions and other lenders are often assembled into pools, the interests in which are issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself. Interests in such pools are referred to herein as "mortgage-backed securities." The market value of these securities will fluctuate as interest rates and market conditions change. In addition, prepayment of principal by the mortgagees, which often occurs with mortgage-backed securities when interest rates decline, can significantly change the realized yield of these securities.

   GNMA certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Payments of principal and interest on FNMA certificates are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. FHLMC certificates represent mortgages for which FHLMC has guaranteed the timely payment of principal and interest but, like a FNMA certificate, they are not guaranteed by the full faith and credit of the U.S. Government.

   COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA certificates or other government mortgage-backed securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in trusts that are comprised of Mortgage Assets. Unless the context indicates otherwise, references herein to CMOs include multiclass pass-through securities. Payments of principal of, and interest on, the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multiclass pass-through securities. CMOs in which Government Fund may invest are issued or guaranteed by U.S. Government agencies or instrumentalities, such as FNMA and FHLMC. See the SAI for more information on CMOs.

   STRIPPED MORTGAGE-BACKED SECURITIES. GOVERNMENT FUND, TARGET MATURITY 2007 FUND AND TARGET MATURITY 2010 FUND may invest in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest while the other class will receive all of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


   RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail market, prepayment and extension risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayment generally increases when interest rates decline. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. As a result, mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates as compared with other U.S. Government securities with comparable stated maturities. Conversely, rising interest rates may cause prepayment rates to occur at a slower than expected rate. This may effectively lengthen the life of a security, which is known as extension risk. Longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities.


   PREFERRED STOCK. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

   REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Fund purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Each Fund's risk is limited primarily to the ability of the seller to repurchase the securities at the agreed-upon price upon the delivery date. See the SAI for more information regarding repurchase agreements.

   RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. Each Fund, other than CASH MANAGEMENT FUND, may invest up to 15% of its net assets in illiquid securities. CASH MANAGEMENT FUND may invest up to 10% of its net assets in illiquid securities. These securities include (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), which Life Series Fund's Board of Trustees or the Adviser or the Subadviser, as applicable, has determined are liquid under Board-approved guidelines. In addition, there is a risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted and illiquid securities.

   Under current guidelines of the staff of the SEC, interest-only and principal-only classes of fixed-rate mortgage-backed securities in which GOVERNMENT FUND may invest are considered illiquid. However, such securities issued by the U.S. Government or one of its agencies or instrumentalities will not be considered illiquid if the Adviser has determined that they are liquid pursuant to guidelines established by Life Series Fund's Board of Trustees. GOVERNMENT FUND, TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may not be able to sell illiquid securities when the Adviser considers it desirable to do so or may have to sell such securities at a price lower than could be obtained if they were more liquid. Also the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on these Fund's net asset value.

   TIME DEPOSITS. CASH MANAGEMENT FUND may invest in time deposits. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. For the most part, time deposits that may be held by the Fund would not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal or interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.

   UTILITIES INDUSTRIES. Many utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fund and other operating costs, changes in interest rates on borrowing for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations.

   In recent years, regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and line of business, creating new areas of competition with the utilities industries. This trend towards deregulation and the emergence of new entrants have caused non-regulated providers of utilities services to become a significant part of the utilities industries. The Adviser believes that the emergence of competition and deregulation will result in certain utilities companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable.

   Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utilities companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies. Although the Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes there can be no assurance that the Fund will benefit from any such changes.

   Foreign utilities companies may be more heavily regulated than U.S. utilities companies which may result in increased costs or otherwise adversely affect the operations of such companies. The securities of foreign utilities companies also have lower dividend yields than U.S. utilities companies. The Fund's investments in foreign issuers may include recently privatized enterprises, in which the Fund's participation may be limited or otherwise affected by local law.

There can be no assurance that governments with privatization programs will continue such programs or that privatization will succeed in such countries.

   Because securities issued by utilities companies are particularly sensitive to movement in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

   Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as UTILITIES INCOME FUND, to realize any value from the assets of the company upon liquidation or bankruptcy.

   VARIABLE RATE AND FLOATING RATE NOTES. CASH MANAGEMENT FUND may invest in derivative variable rate and floating rate notes. Issuers of such notes include corporations, banks, broker-dealers and finance companies. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. See the SAI for more information on these securities.

   The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of the Fund to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. The Fund will invest in obligations that are unrated only if the Adviser determines that, at the time of investment, the obligations are of comparable quality to the other obligations in which the Fund may invest. The Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio.

   VARIABLE RATE DEMAND INSTRUMENTS. CASH MANAGEMENT FUND may invest in variable rate demand instruments ("VRDIs"). VRDIs generally are revenue bonds, issued primarily by or on behalf of public authorities, and are not backed by the taxing power of the issuing authority. The interest on VRDIs is adjusted periodically, and the holder of a VRDI can demand payment of all unpaid principal plus accrued interest from the issuer on not more than seven calendar days' notice. An unrated VRDI purchased by the Fund must be backed by a standby letter of credit of a creditworthy financial institution or a similar obligation of at least equal quality. The Fund periodically reevaluates the credit risks of such unrated instruments. There is a recognized after-market for VRDIs. VRDIs may include instruments where adjustments to interest rates are limited either by state law or the instruments themselves. As a result, these instruments may experience greater changes in value than would otherwise be the case. The maturity of VRDIs is deemed to be the longer of the (a) demand period or (b) time remaining until the next adjustment to the interest rate thereon, regardless of the stated maturity on the instrument. Benefits of investing in VRDIs may include reduced risk of capital depreciation and increased yield when market interest rates rise. However, owners of such instruments forego the opportunity for capital appreciation when market interest rates fall. See the SAI for more information concerning VRDIs.

   WARRANTS. HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND and UTILITIES INCOME FUND may purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock. HIGH YIELD FUND may invest up to 35% of its total assets in warrants. International Securities Fund may invest up to 15% of its total assets in warrants. UTILITIES INCOME FUND may invest up to 65% of its total assets in warrants.

   WHEN-ISSUED SECURITIES. GROWTH FUND, HIGH YIELD FUND, INTERNATIONAL SECURITIES FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND AND UTILITIES INCOME FUND each may invest up to 5%, and Government Fund may invest up to 25%, of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. Under such an arrangement, delivery of, and payment for, a security occurs up to 60 days after the agreement to purchase the security is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when a Fund agrees to purchase the securities "when-issued." When a Fund purchases securities on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in a Fund incurring a loss or missing an opportunity to make an alternative investment. Each Fund is permitted to sell when-issued securities prior to issuance of such securities, but will not purchase such securities with that purpose intended. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. For a further discussion of when-issued securities, see "When-Issued Securities" in the SAI.


   ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes" in the SAI. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.


   ZERO COUPON SECURITIES-RISK FACTORS. Zero coupon securities are debt securities and thus are subject to the same risk factors as all debt securities. See "Debt Securities-Risk Factors." The market prices of zero coupon securities, however, generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. As a result, the net asset value of shares of the TARGET MATURITY 2007 FUND and TARGET MATURITY 2010 FUND may fluctuate over a greater range than shares of the other Funds or mutual funds that invest in debt obligations having similar maturities but that make current distributions of interest.

   Zero coupon securities can be sold prior to their due date in the secondary market at their then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The prevailing market value may be more or less than the securities' value at the time of purchase. While the objective of both the TARGET MATURITY 2007 FUND and TARGET
MATURITY 2010 FUND is to seek a predictable compounded investment return for investors who hold their Fund shares until that Fund's maturity, a Fund cannot assure that it will be able to achieve a certain level of return due to the possible necessity of having to sell certain zero coupon securities to pay expenses, dividends or to meet redemptions at times and at prices that might be disadvantageous or, alternatively, the need to invest assets received from new purchases at prevailing interest rates, which would expose a Fund to reinvestment risk. In addition, no assurance can be given as to the liquidity of the market for certain of these securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by Life Series Fund's Board of Trustees. In accordance with such guidelines, the Adviser will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

OTHER INVESTMENT POLICIES -- PORTFOLIO TURNOVER

   The GOVERNMENT FUND was substantially restructured during 1997 to improve its total return. In particular, the Fund purchased seasoned, high coupon mortgage-backed bonds with very low prepayments; and the Fund purchased U.S. Treasury and Agency securities to extend its duration. In addition, the Fund occasionally bought or sold Treasury and Agency securities to make incremental changes in the Fund's duration. This resulted in a portfolio turnover rate for the fiscal year ended December 31, 1997 of 134%. A high rate of portfolio turnover (100% or more) generally leads to increased transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage" in the SAI. See the SAI for the other Funds' portfolio turnover rate and for more information on portfolio turnover.

                               HOW TO BUY SHARES

   Investments in a Fund are only available through purchases of the Policies or the Contracts offered by First Investors Life. Policy premiums, net of certain expenses, are paid into a unit investment trust, Separate Account B. Purchase payments for the Contracts, net of certain expenses, are also paid into a unit investment trust, Separate Account C. Purchase payments for the Contracts are also paid into a unit investment trust, Separate Account D. The Separate Accounts pool these proceeds to purchase shares of a Fund designated by purchasers of the Policies or Contracts. Orders for the purchase of Fund shares received prior to the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 P.M. (New York City time), on any business day the NYSE is open for trading, will be processed and shares will be purchased at the net asset value determined at the close of regular trading on the NYSE on that day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value determined at the close of regular trading on the NYSE on the next trading day. See "Determination of Net Asset Value." For a discussion of pricing when FIC's Woodbridge offices are unable to open for business due to an emergency, see the SAI.


                             HOW TO REDEEM SHARES

   Shares of a Fund may be redeemed at the direction of Policyowners or Contractowners, in accordance with the terms of the Policies or Contracts. Redemptions will be made at the next determined net asset value, less any applicable contingent deferred sales charge, of the respective Fund upon receipt of a proper request for redemption or repurchase. Payment will be made by check as soon as possible but within seven days after presentation. However, Life Series Fund's Board of Trustees may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale or valuation of portfolio securities held by a Fund is not reasonably practicable.

                                  MANAGEMENT

   BOARD OF TRUSTEES. Life Series Fund's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management.

   ADVISER. First Investors Management Company, Inc. supervises and manages each Fund's investments, supervises all aspects of each Fund's operations and, except for INTERNATIONAL SECURITIES FUND and GROWTH FUND, determines each Fund's portfolio transactions. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First Investors Corporation and Administrative Data Management Corp. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


   As compensation for its services, the Adviser receives an annual fee from each Fund, which is payable monthly. For the fiscal year ended December 31, 1997, the advisory fees were 0.75% of average daily net assets for each of BLUE CHIP FUND, DISCOVERY FUND, GROWTH FUND, HIGH YIELD FUND and INTERNATIONAL SECURITIES FUND, 0.60% of average daily net assets, net of waiver, for each of CASH MANAGEMENT FUND, GOVERNMENT FUND, INVESTMENT GRADE FUND, TARGET MATURITY 2007 FUND, TARGET MATURITY 2010 FUND and UTILITIES INCOME FUND.

   SUBADVISER. Wellington Management Company, LLP has been retained by the Adviser and Life Series Fund, on behalf of INTERNATIONAL SECURITIES FUND and GROWTH FUND, as each of those Fund's investment subadviser. The Adviser has delegated discretionary trading authority to WMC with respect to all the assets of INTERNATIONAL SECURITIES FUND and GROWTH FUND, subject to the continuing oversight and supervision of the Adviser and the Board of Trustees. As compensation for its services, WMC is paid by the Adviser, and not by either Fund, a fee which is computed daily and paid monthly.


   WMC, located at 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership of which Robert W. Doran, Duncan M. McFarland and John R. Ryan are Managing Partners. WMC is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of January 31, 1998, WMC held investment management authority with respect to approximately $178 billion of assets. Of that amount, WMC acted as investment adviser or subadviser to approximately 93 registered investment companies or series of such companies, with net assets of approximately $117 billion as of December 31, 1997. WMC is not affiliated with the Adviser or any of its affiliates.


   For the fiscal year ended December 31, 1997, the Subadviser's fees amounted to 0.30% of GROWTH FUND'S average daily net assets and 0.37% of INTERNATIONAL SECURITIES FUND'S average daily net assets, all of which was paid by the Adviser and not by the Funds.


   PORTFOLIO MANAGERS. Patricia D. Poitra, Director of Equities, has been primarily responsible for the day-to-day management of the DISCOVERY FUND since 1988. Ms. Poitra also is responsible for the management of certain other First Investors funds. Ms. Poitra joined FIMCO in 1985 as a Senior Equity Analyst


   Since January 1, 1998, THE BLUE CHIP FUND has been co-managed by Dennis T. Fitzpatrick and Kimberly Speegle. Mr. Fitzpatrick and Ms. Speegle also co-manage certain other First Investors funds. Mr. Fitzpatrick joined FIMCO in October 1995 as a Large Cap Analyst. From July 1995 to October 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. and from 1988 to 1995 he was Northeast Surety Manager at American International Group. Ms. Speegle joined FIMCO in August 1997 as an Assistant Portfolio Manager. From March 1997 to August 1997, Ms. Speegle was an Investment Analyst at Sale Asset Management and from 1992 to 1995, she was a Portfolio Manager for the Clark Family.


   George V. Ganter has been Portfolio Manager of the HIGH YIELD FUND since 1989. Mr. Ganter is also Portfolio Manager of certain other First Investors funds. Mr. Ganter joined FIMCO in 1985 as a Senior Investment Analyst.


   Since early January 1998, Jack B. Wolfman has been Portfolio Manager of the UTILITIES INCOME FUND. Mr. Wolfman also is Portfolio Manager of the Utilities Income Fund of First Investors Series Fund II, Inc. Prior to joining FIMCO on January 7, 1998, Mr. Wolfman was an Analyst with the New York City Housing Authority, Office of Administrative Methods and Analysis from 1996 to 1998, a Senior Economist, North American Director with Wharton Econometric Forecasting Associates, Inc. from 1992 to 1993, a Senior Economist with Economic

Consulting & Planning, Inc. from 1987 to 1992 and an Economist with Merrill Lynch Economics, Inc. from 1980 to 1987.


   Since late May 1997, the INVESTMENT GRADE FUND has been co-managed by Ms. Nancy Jones and Mr. Clark D. Wagner. From its inception to May 1997, Ms. Jones had primarily responsibility for the day-to-day management of the INVESTMENT GRADE FUND. Ms. Jones also is Portfolio Manager of certain other First Investors funds. Ms. Jones joined FIMCO in 1983 as Director of Research in the High Yield Department.


   Since October 1995, Clark D. Wagner has been primarily responsible for the day-to-day management of the GOVERNMENT FUND and the TARGET MATURITY 2007 FUND. Mr. Wagner has also been primarily responsible for the day-to-day management of TARGET MATURITY 2010 FUND since its inception in 1996. Mr. Wagner has also been co-manager of the INVESTMENT GRADE FUND since May 1997. Mr. Wagner is also Portfolio Manager of certain other First Investors funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.


   Since August 1995, WMC's Growth Investment Team, a group of equity portfolio managers and senior investment professionals, has assumed responsibility for managing the GROWTH FUND.


   Since April 1994, INTERNATIONAL SECURITIES FUND has been managed by WMC's Global Equity Strategy Group, a group of global portfolio managers and senior investment professionals headed by Trond Skramstad. Trond Skramstad, Senior Vice President and Director of International Equity Investments, and Andrew
S. Offit, Vice President and Associate Portfolio Manger, have primary responsibility for the day to day management of the INTERNATIONAL SECURITIES FUND. Mr. Skramstad is chairman of WMC's Global Equity Strategy Group which is a group of regional equity portfolio managers and senior investment professionals responsible for providing investment research and recommendations.


   Prior to joining WMC in 1993, Mr. Skramstad was an international equity portfolio manager and principal at Scudder, Steven & Clark since 1990. Prior to joining WMC in 1997, Mr. Offit was a portfolio manager at Chestnut Hill Management during 1997, and at Fidelity Investments since 1987.

   BROKERAGE. Each Fund may allocate brokerage commissions, if any, to broker-dealers in consideration of Fund share distribution, but only when execution and price are comparable to that offered by other broker-dealers. Brokerage may be directed to brokers who provide research. See the SAI for more information on allocation of portfolio brokerage.

                        DETERMINATION OF NET ASSET VALUE

   The net asset value of shares of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as Life Series Fund's Board of Trustees deems necessary by dividing the value of the securities held by a Fund, plus any cash and other assets, less all liabilities, by the number of shares outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of Trustees. The NYSE currently observes the following holidays: New Year's Day, Martin Luther

King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


   The investments in CASH MANAGEMENT FUND, when purchased at a discount, are valued at amortized cost and when purchased at face value, are valued at cost plus accrued interest.

                       DIVIDENDS AND OTHER DISTRIBUTIONS

   Dividends from net investment income are generally declared and paid annually by each Fund, other than CASH MANAGEMENT FUND, which generally declares dividends from net investment income daily and pays them monthly. For the purposes of determining dividends, the net investment income of each Fund, other than CASH MANAGEMENT FUND, consists of interest and dividends, earned discount and other income earned on portfolio securities less expenses. Net investment income of CASH MANAGEMENT FUND for those purposes consists of (i) accrued interest, plus or minus (ii) all realized short-term gains and losses on the Fund's securities, less (iii) accrued expenses. Distributions of a Fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, after deducting any available capital loss carryovers, are declared and paid annually by each Fund, other than CASH MANAGEMENT FUND, which does not anticipate realizing any such gain. INTERNATIONAL SECURITIES FUND and HIGH YIELD FUND also distribute any net realized gains from foreign currency transactions with their annual distribution. Each dividend and other distribution is paid in shares of the distributing Fund at net asset value (without sales charge), generally determined as of the close of business on the business day immediately following the record date of such distribution.

                                     TAXES

   Each Fund intends to continue to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for INTERNATIONAL SECURITIES FUND and HIGH YIELD FUND, net gains from certain foreign currency transactions) and net capital gain that it distributes to its shareholders.

   Shares of the Funds are offered only to the Separate Accounts, which are insurance company separate accounts that fund the Policies and Contracts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account that is properly allocable to the value of eligible variable annuity or variable life insurance contract. Please refer to "Federal Income Tax Status" in the Prospectuses of the Separate Accounts for information as to the tax status of those accounts and the holders of the Contracts or Policies.

   Each Fund intends to continue to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Funds by the Investment Company Act of 1940, as amended, and Subchapter M of the Code, place certain limitations on the assets of each Separate Account -- and of each Fund, because section 817(h) and those regulations treat the assets of a Fund as assets of the related Separate Account -- that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions are considered the same issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other RICs. Failure of a Fund to satisfy the section 817(h) requirements would result in taxation of First Investors Life and treatment of the Contract holders and Policyowners other than as described in the Prospectuses of the Separate Accounts.

   The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a more detailed discussion. Shareholders are urged to consult their tax advisers.

                              GENERAL INFORMATION

   ORGANIZATION. Life Series Fund is a Massachusetts business trust organized on June 12, 1985. The Board of Trustees of Life Series Fund has authority to issue an unlimited number of shares of beneficial interest of separate series, no par value, of Life Series Fund. The shares of beneficial interest of Life Series Fund are presently divided into eleven separate and distinct series. Life Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Life Series Fund's outstanding shares, the Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees.

   CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except the INTERNATIONAL SECURITIES FUND. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the INTERNATIONAL SECURITIES FUND and employs foreign sub-custodians to provide custody of the Fund's foreign assets.

   TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for each Fund and as redemption agent for regular redemptions.

   SHAREHOLDER INQUIRIES. Shareholder inquiries can be made by calling First Investors Life at 212-858-8200.


   ANNUAL AND SEMI-ANNUAL REPORTS AND PROSPECTUSES TO SHAREHOLDERS. It is each Life Series Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. In addition, if the SEC adopts a currently pending proposed rule, it is the Life Series Fund's intention to mail only one copy of its Prospectus to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered.

Additional copies of the Prospectus will be mailed if requested in writing or by telephone by any shareholder.


   YEAR 2000. Like other mutual funds, the Funds could be adversely affected if the computer and other information processing systems used by the Adviser, Subadviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

   The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

   1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

   2.     Nature of and provisions of the obligation;

   3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

   A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

   B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

   CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

   CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

   C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI The rating "CI" is reserved for income bonds on which no interest is being paid.

   D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

   Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

   A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                  TABLE OF CONTENTS


Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . .  .4
Investment Objectives and Policies . . . . . . . . . . . . . . . . . . .  11
How to Buy Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
How to Redeem Shares . . . . . . . . . . . . . . . . . . . . . . . . . .  33
Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
Determination of Net Asset Value . . . . . . . . . . . . . . . . . . . .  35
Dividends and Other Distributions. . . . . . . . . . . . . . . . . . . .  36
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
General Information. . . . . . . . . . . . . . . . . . . . . . . . . . .  37
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39



INVESTMENT ADVISER                           CUSTODIANS
First Investors Management                   The Bank of New York
  Company, Inc.                              48 Wall Street
95 Wall Street                               New York, NY  10286
New York, NY  10005
                                             Brown Brothers
SUBADVISER                                     Harriman & Co.
Wellington Management                        40 Water Street
  Company, LLP                               Boston, MA  02109
75 State Street
Boston, MA  02109                            AUDITORS
                                             Tait, Weller & Baker
TRANSFER AGENT                               8 Penn Center Plaza
Administrative Data                          Philadelphia, PA  19103
  Management Corp.
581 Main Street                              LEGAL COUNSEL
Woodbridge, NJ  07095-1198                   Kirkpatrick & Lockhart LLP
                                             1800 Massachusetts Avenue, N.W.
                                             Washington, D.C.  20036



THIS PROSPECTUS IS INTENDED TO CONSTITUTE AN OFFER BY LIFE SERIES FUND ONLY OF THE SECURITIES OF WHICH IT IS THE ISSUER AND IS NOT INTENDED TO CONSTITUTE AN OFFER BY ANY FUND OF THE SECURITIES OF ANY OTHER FUND WHOSE SECURITIES ARE ALSO OFFERED BY THIS PROSPECTUS. NO FUND INTENDS TO MAKE ANY REPRESENTATION AS TO THE ACCURACY OR COMPLETENESS OF THE DISCLOSURE IN THIS PROSPECTUS RELATING TO ANY OTHER FUND. NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LIFE SERIES FUND, FIRST INVESTORS CORPORATION, OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SHARES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH STATE.

First Investors Life
Level Premium Variable
Life Insurance
(Separate Account B)
-----------------------
First Investors
Life Series Fund
-----------------------
Blue Chip Fund
Cash Management Fund
Discovery Fund
Government Fund
Growth Fund
High Yield Fund
International Securities Fund
Investment Grade Fund
Target Maturity 2007 Fund
Target Maturity 2010 Fund
Utilities Income Fund

Prospectuses
----------------------------
April 30, 1998

First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of
a circle containing the words "MAILED FROM ZIP CODE   11201" appears on the
righthand side.

The following language appears on the lefthand side.

FIRST INVESTORS LIFE SERIES FUND
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK

LIFE316